EXHIBIT 12

Stein Roe Mutual Funds

Semiannual Report
March 31, 1997

Stein Roe Advisor Balanced Fund
Stein Roe Advisor Growth & Income Fund

SR&F Balanced Portfolio
-----------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                   Number        Market
EQUITY-RELATED SECURITIES (61.9%)                of Shares        Value
-----------------------------------------------------------------------

COMMON STOCKS (51.3%)
AUTOMOTIVE (0.8%)
Honda Motor Company, Ltd. ADRs ....................33,000       $ 1,931

BANKS (6.8%)
BankAmerica Corporation .......................... 53,000         5,340
Citicorp ......................................... 53,000         5,737
Royal Bank of Scotland Group Plc .................233,710         2,061
Wells Fargo & Company ............................  8,000         2,273
Westpac Banking Corporation Ltd. .................320,000         1,856
                                                                -------
                                                                 17,267
CHEMICALS (1.3%)
CIBA Specialty Chemicals ADRs ...................   4,900           200
DuPont Company ..................................  30,000         3,180
                                                                -------
                                                                  3,380
COMPUTERS (0.7%)
International Business Machines Corp. ............ 13,000         1,786

COMPUTER SOFTWARE AND SERVICES (1.0%)
Electronic Data Systems Corporation .............. 60,000         2,423

CONGLOMERATES AND MISCELLANEOUS (1.2%)
Harris Corporation ............................... 40,000         3,075

DATA PROCESSING & DUPLICATING (0.8%)
Canon, Inc. .......................................97,000         2,076

DRUGS AND HEALTH PRODUCTS (4.1%)
Bristol-Myers Squibb Company ......................56,000         3,304
Eli Lilly & Co. ...................................49,000         4,030
Novartis AG ADRs ..................................49,000         3,037
                                                                -------
                                                                 10,371
ELECTRICAL EQUIPMENT (5.3%)
Emerson Electric Co. ............................. 97,000         4,365
General Electric Company .....................     58,500         5,806
Hubbell Inc. Class B .........................     78,000         3,296
                                                                -------
                                                                 13,467

See accompanying notes to financial statements.

SR&F Balanced Portfolio CONTINUED
-----------------------------------------------------------------------
                                                   Number        Market
                                                 of Shares        Value
-----------------------------------------------------------------------

ELECTRONICS (3.7%)
*Analog Devices, Inc. .........................    30,000           675
Intel Corporation .............................    25,000         3,478
Motorola, Inc. ................................    55,000         3,321
Sony Corporation Sponsored ADRs ...............    27,000         1,866
                                                                -------
                                                                  9,340
ENGINEERING AND CONSTRUCTION (0.7%)
Fluor Corporation ................                 35,000         1,838

FERTILIZERS (0.7%)
Potash Corporation of Saskatchewan Inc. ....       22,000         1,672

FINANCIAL SERVICES (0.9%)
First USA, Inc. ............................       55,000         2,331

FOOD, BEVERAGE & TOBACCO (2.6%)
Controladora Comercial Mexicana GDRs ............     85,000    $ 1,201
General Mills, Inc. .............................     26,000      1,615
PepsiCo, Inc. ...................................     45,000      1,468
Philip Morris Companies Inc. ................. ..     20,000      2,283
                                                                -------
                                                                  6,567
HOLDING (0.7%)
Swire Pacific Ltd. Class A ......................    240,000      1,889

INSURANCE (1.1%)
American States Financial Corporation ...........     85,500      2,854

MEDICAL SUPPLIES (1.0%)
Baxter International Inc. .......................     60,000      2,588

OIL AND NATURAL GAS (7.2%)
Baker Hughes Inc. ...............................     70,000      2,686
British Petroleum Company Plc ADRs ..............     29,000      3,980
Elf Aquitaine Sponsored ADRs ....................     32,000      1,576
El Paso National Gas Company ....................     40,200      2,276
Enron Corp. .....................................     76,000      2,888
Mobil Corporation ...............................     19,000      2,482
Tosco Corporation ...............................     43,000      1,226
*United Meridian Corporation ....................     40,000      1,205
                                                                -------
                                                                 18,319

PAPER & FOREST PRODUCTS (1.0%)
Plum Creek Timber Company, L.P. .................     90,000      2,509


See accompanying notes to financial statements.

SR&F Balanced Portfolio CONTINUED
-----------------------------------------------------------------------
                                                   Number        Market
                                                 of Shares        Value
-----------------------------------------------------------------------

REAL ESTATE (3.1%)
Kimco Realty Corporation ........................     66,000      2,145
Reckson Associates Realty Corporation ...........     48,100      2,219
The Rouse Company ...............................     60,587      1,772
Security Capital Industrial Trust ...............     88,333      1,844
                                                                -------
                                                                  7,980
RETAIL (2.1%)
Home Depot, Inc. ................................     20,000      1,070
JUSCO Co. .......................................     64,000      1,758
Wal-Mart Stores, Inc. ...........................     94,000      2,620
                                                                -------
                                                                  5,448

TELECOMMUNICATIONS (2.4%)
*AirTouch Communications, Inc. ...................    80,000      1,840
GTE Corporation ..................................    45,000      2,098
Telefonica de Argentina S.A. ADRs ................    78,000      2,291
                                                                -------
                                                                  6,229

TRANSPORTATION (1.0%)
Canadian National Railway Company ................    70,000      2,476

UTILITIES-ELECTRIC (1.1%)
Empresa Nacional de Electricidad, S.A. de C.V., ADRs  42,000      2,725
                                                                -------
TOTAL STOCKS (Cost $88,212) ................................    130,541

PREFERRED STOCK (0.4%)
OIL & NATURAL GAS (0.4%)
**Tosco Corporation $2.875 Cv (Cost $937)........   17,000       $  895
-----------------------------------------------------------------------

                                                 Principal
CONVERTIBLE SUBORDINATED DEBENTURES (10.2%)         Amount
-----------------------------------------------------------------------

ELECTRONICS (1.6%)
LM Ericsson 4.250% 6/30/00 ........................   $   850     4,038

ENERGY (0.9%)
SFP Pipelines Holdings 11.160% 8/15/10 ............     2,000     2,435

See accompanying notes to financial statements.

SR&F Balanced Portfolio CONTINUED
-----------------------------------------------------------------------
                                                   Number        Market
                                                 of Shares        Value
-----------------------------------------------------------------------

HEALTH CARE (2.9%)
Elan International Financial Ltd. Zero Coupon
   (Effective Yield 4.652%) 10/16/12 ..............     3,500     2,621
Nationwide Health Properties 6.250% 1/01/99 .......     2,700     2,707
**Roche Holdings Ltd. Zero Coupon
  (Effective Yield 4.750%) 9/23/08 ................     2,500     2,237
                                                                -------
                                                                  7,565
INSURANCE (1.1%)
Fremont General Zero Coupon (Effective Yield 9.270%)
 10/12/13 .........................................     5,000     2,725

RETAIL (0.4%)
Home Depot Inc. 3.250% 10/01/01 ...................       950       944

SERVICES (2.6%)
Danka Business Systems Plc 6.750% 4/01/02 .........     1,100     1,338
**U.S. Filter 6.000% 9/15/05 ......................     1,700     3,013
Valhi, Inc. Zero Coupon (Effective Yield 8.693%)
   (Convertible into shares of Dresser) 10/20/07 ..     5,000     2,250
                                                                -------
                                                                  6,601
WASTE MANAGEMENT (0.7%)
WMX Technologies, Inc. 2.000% 1/24/05 .............     2,000     1,780
                                                      -------   -------
TOTAL CONVERTIBLE SUBORDINATED DEBENTURES (Cost $18,020) ....    26,088
-----------------------------------------------------------------------
TOTAL EQUITY-RELATED SECURITIES (Cost $107,169)..............   157,524
-----------------------------------------------------------------------

BONDS AND NOTES (36.8%)

U.S. GOVERNMENT OBLIGATIONS (20.8%)
U.S. Treasury Bonds
   8.125% 8/15/19 ..................................  $12,500   $13,713
   7.250% 8/15/22 ..................................    9,700     9,711
U.S. Treasury Notes
   5.750% 9/30/97 ..................................    1,800     1,800
   6.125% 3/31/98 ..................................    1,700     1,701
   5.125% 6/30/98 ..................................    2,000     1,975
   5.875% 3/31/99 ..................................    6,000     5,942
   7.875% 8/15/01 ..................................    6,850     7,140
   5.750% 8/15/03 ..................................    2,000     1,888
   7.500% 2/15/05 ..................................    5,250     5,430
   6.500% 8/15/05 ..................................    3,750     3,645
                                                                -------
                                                                 52,945

See accompanying notes to financial statements.

SR&F Balanced Portfolio CONTINUED
-----------------------------------------------------------------------
                                                   Number        Market
                                                 of Shares        Value
-----------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (4.4%)
Federal Home Loan Mortgage Corporation Gold
   6.500% 2/01/11 ..................................    1,818     1,754
   6.500% 4/01/11 ..................................    2,620     2,527
   6.500% 10/01/11 .................................    1,917     1,845
   6.500% 4/01/26 ..................................    1,968     1,838
   6.500% 6/01/26 ..................................      988       922
Government National Mortgage Association
   8.000% 7/15/25 ..................................    1,369     1,376
   8.000% 3/15/26 ..................................      934       939
                                                                -------
                                                                 11,201
AIR TRANSPORTATION (2.4%)
Federal Express Corporation 1994 Pass-Through
   Certificates Series A310-A1 7.530% 9/23/06 ......    2,063     2,042
Lockheed Martin Corporation 6.550% 5/15/99 .........    2,500     2,485
United Airlines Series 1991 9.200% 3/22/08 .........    1,340     1,439
                                                                -------
                                                                  5,966
CHEMICALS (0.9%)
BOC Group Plc 5.875% 1/29/01 .......................    2,500     2,400

COMMERCIAL BANK (1.7%)
Den Danske Bank 6.550% 9/15/03 .....................    2,250     2,142
Deutsche Ausgleichsbank 7.000% 9/24/01 .............    2,250     2,249
                                                                -------
                                                                  4,391
CONSTRUCTION & HOUSING (0.8%)
Hanson Overseas 6.750% 9/15/05 .....................    2,250     2,139

FINANCIAL (2.2%)
ALPS Pass-Through Trust Series 1994-1 Class C2
   9.350% 9/15/04 ..................................    2,487     2,501
Lehman Brothers Holdings, Inc. 8.375% 2/15/99 ......    2,500     2,564
MDC Mortgage Funding Corporation Series Q Class 5
   8.850% 3/20/18 ..................................      394       395
                                                                -------
                                                                  5,460
FOREIGN GOVERNMENT REGIONAL BONDS (1.7%)
**Corporacion Andina de Fomento 6.625% 10/14/98 ....    1,500     1,494
**Republic of Slovenia 7.000% 8/06/01 ..............    2,750     2,725
                                                                -------
                                                                  4,219
MORTGAGE-BACKED SECURITIES (1.1%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22 ..................................    2,272     2,097
**Lennar 8.120% 9/15/02 ............................      728       729
                                                                -------
                                                                  2,826

SR&F Balanced Portfolio CONTINUED

                                                 Principal       Market
                                                    Amount        Value
-----------------------------------------------------------------------

UTILITIES - ELECTRIC (0.8%)
National Power Plc 7.125% 7/11/01................ $ 2,000       $ 1,987
-----------------------------------------------------------------------
TOTAL BONDS AND NOTES (Cost $94,300).....................        93,534
-----------------------------------------------------------------------
SHORT TERM OBLIGATIONS (6.1%)
COMMERCIAL PAPER (6.1%)
UBS Finance 6.750% 4/01/97.......................  10,920        10,920
Windmill Funding 5.400% 4/01/97..................   4,500         4,500
                                                               --------
TOTAL SHORT-TERM OBLIGATIONS (Amortized Cost $15,420)....        15,420
-----------------------------------------------------------------------
TOTAL INVESTMENTS (104.8%)
(Cost $216,889)..........................................      $266,478
OTHER ASSETS, LESS LIABILITIES (-4.8%)...................      (12,195)
                                                               --------
TOTAL NET ASSETS (100.0%)................................      $254,283
                                                                =======
-----------------------------------------------------------------------

SECURITIES SOLD SHORT AT MARCH 31, 1997, WERE AS FOLLOWS:

                                                                 Market
   Common Stocks                                   Shares         Value
   -------------                                   ------         -----
   BankAmerica Corporation..................       30,000       $ 3,023
   British Petroleum Company Plc ADRs.......       29,000         3,980
   Citicorp.................................       30,000         3,248
   Eli Lilly & Co. .........................       10,000           822
   Emerson Electric Co. ....................       20,000           900
   Enron Corp...............................       25,000           950
   General Electric Company.................       35,000         3,474
   Intel Corporation........................        4,000           556
                                                               --------
TOTAL VALUE OF SECURITIES SOLD SHORT (Proceeds $17,831)..      $ 16,953
                                                                =======
-----------------------------------------------------------------------
 * Non-income producing.
** These securities are subject to contractual or legal restrictions on their resale. At March 31, 1997, the aggregate value of these securities represented 4.4 percent of net assets.

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
-----------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts in Thousands)
(Unaudited)
                                                    Number       Market
COMMON STOCKS (77.9%)                            of Shares        Value
-----------------------------------------------------------------------

AIRCRAFT (2.0%)
McDonnell Douglas Corporation..................     92,000      $ 5,612

AUTO/TRUCK PARTS & EQUIPMENT (1.6%)
*Lear Corporation..............................    135,000        4,506

BANKS (8.7%)
Bankers Trust Company..........................     60,000        4,920
Chase Manhattan Corporation....................     60,400        5,655
Citicorp.......................................     60,616        6,561
Republic New York Corporation..................     25,000        2,203
Wells Fargo & Company..........................     15,666        4,451
                                                                -------
                                                                 23,790
BROADCASTING & COMMUNICATIONS (0.8%)
The Interpublic Group of Companies, Inc........     40,400        2,131

BUSINESS SERVICES (0.6%)
Ikon Office Solutions Inc......................     49,000        1,642

COMPUTERS (1.5%)
International Business Machines Corp. .........     30,000        4,121

COMPUTER SERVICES (1.2%)
Electronic Data Systems Corporation............     79,000        3,190

CONSTRUCTION (1.7%)
Fluor Corp. ...................................     86,300        4,531

CONSUMER-RELATED (5.2%)
The Gillette Company...........................     72,200        5,243
Nike, Inc. Class B.............................     58,000        3,596
The Procter & Gamble Co. ......................     48,000        5,520
                                                                -------
                                                                 14,359
DISTRIBUTION (4.2%)
Albertson's Inc. ..............................     36,000        1,224
Wal-Mart Stores, Inc...........................    140,000        3,903
Walgreen Co. ..................................    150,000        6,281
                                                                -------
                                                                 11,408

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio CONTINUED
-----------------------------------------------------------------------
                                                    Number       Market
                                                 of Shares        Value
-----------------------------------------------------------------------

DRUGS (3.0%)
SmithKline Beecham Plc. ADRs...................     20,000        1,400
Warner-Lambert Company.........................     78,000        6,747
                                                                -------
                                                                  8,147
ELECTRICAL EQUIPMENT (3.9%)
Emerson Electric Co. ..........................    104,000        4,680
Hubbell Incorporated, Class B..................    140,400        5,932
                                                                -------
                                                                 10,612
ENERGY (3.9%)
Amoco Corporation..............................     36,500        3,162
British Petroleum Company Plc ADRs.............     36,552        5,016
Enron Corp. ...................................     62,500        2,375
                                                                -------
                                                                 10,553
ENTERTAINMENT (0.6%)
The Walt Disney Co. ...........................     22,035      $ 1,609

FINANCIAL SERVICES (5.3%)
American Express Co. ..........................    104,000        6,227
Federal National Mortgage Association..........    161,000        5,816
*Nationwide Financial Services, Inc............     37,000          953
Washington Mutual, Inc.........................     32,000        1,546
                                                                -------
                                                                 14,542
FOOD, BEVERAGE & TOBACCO (4.8%)
PepsiCo, Inc. .................................    110,000        3,588
Philip Morris Companies Inc. ..................     61,000        6,961
Sara Lee Corporation...........................     67,000        2,713
                                                                -------
                                                                 13,262
HEALTH CARE (4.1%)
Abbott Laboratories............................     58,500        3,283
Baxter International Inc. .....................    145,000        6,253
Roche Holdings Ltd. ...........................        200        1,728
                                                                -------
                                                                 11,264
HOTELS (0.5%)
*Circus Circus Enterprises.....................     50,000        1,300

MEDIA (1.1%)
Tribune Company................................     50,000        2,025
*Viacom, Inc., Class B.........................     27,190          901
                                                                -------
                                                                  2,926

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio CONTINUED
-----------------------------------------------------------------------
                                                    Number       Market
                                                 of Shares        Value
-----------------------------------------------------------------------

MULTI-INDUSTRY (6.3%)
General Electric Company.......................     54,000        5,360
Honeywell Inc. ................................    110,000        7,466
Kansas City Southern Industries, Inc...........     52,300        2,615
Minnesota Mining & Manufacturing Company.......     20,000        1,690
                                                                -------
                                                                 17,131
PAPER AND FOREST PRODUCTS (1.7%)
Champion International Corporation.............     20,000          910
Georgia Pacific Corporation....................     45,000        3,262
Unisource Worldwide Inc. ......................     24,500          377
                                                                -------
                                                                  4,549
PRINTING (1.2%)
Deluxe Corp. ..................................    100,000        3,238

REAL ESTATE (0.4%)
Nationwide Health Properties, Inc..............     50,000        1,069

RUBBER, PLASTICS, AND RELATED PRODUCTS (0.9%)
Goodyear Tire & Rubber Co. ....................     45,000        2,351

SCIENTIFIC INSTRUMENTS (0.7%)
Millipore Corporation..........................     45,000        1,907

SPECIALTY CHEMICALS (7.0%)
Ecolab, Inc....................................    160,000        6,080
Monsanto Co....................................    200,000        7,650
Union Carbide Corporation .....................    121,100        5,359
                                                                -------
                                                                 19,089

TELECOMMUNICATIONS (2.4%)
AT & T.........................................     30,222      $ 1,050
Lucent Technologies, Inc.......................      9,794          517
Nynex Corp.....................................    110,000        5,019
                                                               --------
                                                                  6,586
TRANSPORTATION-RAIL (2.6%)
Burlington Northern Santa Fe...................     59,000        4,366
Conrail Inc. ..................................     25,420        2,866
                                                               --------
                                                                  7,232
                                                               --------
TOTAL COMMON STOCKS (Cost $149,619).......................      212,657
-----------------------------------------------------------------------

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio CONTINUED
-----------------------------------------------------------------------
                                                    Number       Market
                                                 of Shares        Value
-----------------------------------------------------------------------

NOTE (1.1%)
U.S. GOVERNMENT OBLIGATION (1.1%)
U.S. Treasury Note 7.125% 9/30/99
   (Cost $2,964)...............................   $ 3,000         3,041
-----------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (21.1%)
COMMERCIAL PAPER (20.4%)
Marriott International 5.950% 4/02/97 .........     10,000        9,998
Price/Costco 7.300% 4/01/97....................      5,000        5,000
Rite Aid 6.000% 4/02/97........................     10,000        9,998
Source One Mortgage 5.850% 4/03/97.............     10,000        9,997
UBS Finance 6.750% 4/01/97.....................     10,785       10,785
Windmill Funding 5.400% 4/01/97................     10,000       10,000
                                                               --------
                                                                 55,778
U.S. GOVERNMENT OBLIGATION (0.7%)
**U.S. Treasury Bill 4.940% 4/24/97............     2,000         1,994
                                                               --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $57,772)..................................       57,772
-----------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
(Cost $210,355)...........................................      273,470
OTHER ASSETS, LESS LIABILITIES (-0.1%)...................         (283)
                                                               --------
TOTAL NET ASSETS..........................................     $273,187
                                                               ========
-----------------------------------------------------------------------
*  Non-income producing.
** Security was pledged to cover margin requirements for open futures contracts.

Futures contracts which were open at March 31, 1997, were as follows:

                                                             Unrealized
                     Number of    Contract                         Loss
Type                 Contracts       Value    Expiration     at 3/31/97
----                 ---------     -------     ---------      ---------

Standard & Poor's
 500 Index (Long)           60      $24,260   June, 1997         $1,520

See accompanying notes to financial statements.

Balance Sheets
March 31, 1997
(All amounts in thousands, except per-share amount)
(Unaudited)
                                                                Advisor
                                                     Advisor     Growth
                                                    Balanced   & Income
                                                        Fund       Fund
                                                    --------   --------
Assets
Investment in Portfolio, at value                   $     95   $     93
Cash and other assets                                     24         24
                                                    --------   --------
   Total Assets                                     $    119   $      1
                                                    ========   ========
Liabilities
Other liabilities                                   $     23   $     23
                                                    --------   --------
   Total Liabilities                                      23         23
                                                    --------   --------

Capital
Paid-in capital                                          100        100
Net unrealized depreciation of  investments               --        (6)
Accumulated undistributed net realized losses
   on investments and foreign currency transactions      (4)         --
                                                    --------   --------

   Total Capital (Net Assets)                             96         94
                                                    --------   --------
   Total Liabilities and Capital                    $     119  $      1
                                                    =========  ========
Shares Outstanding (Unlimited Number Authorized)          10         10
                                                    =========  ========
Net Asset Value (Capital) Per Share                 $    9.58  $   9.37
                                                    =========  ========

See accompanying notes to financial statements.

Statements of Operations
For the Period Ended March 31, 1997 (a)
(All amounts in thousands)
(Unaudited)

                                                                Advisor
                                                     Advisor     Growth
                                                    Balanced   & Income
                                                        Fund       Fund
                                                    --------   --------
Expenses
Amortization of organization expenses                 $    4     $    4
Accounting fees                                            3          3
Audit and legal fees                                       2          2
Other                                                      1          1
                                                    --------   --------
                                                          10         10
Reimbursement of expenses by investment adviser          (10)      (10)
                                                    --------   --------
     Total Expenses                                       --         --
                                                    --------   --------
     Net Investment Income                                --         --
                                                    --------   --------

Realized and Unrealized Losses on Investments
Net realized losses on investments allocated
     from Portfolio                                      (3)         --
Net realized losses on foreign currency transactions
     allocated from Portfolio                            (1)         --
Net change in unrealized appreciation or depreciation
     of investments                                       --        (6)
                                                    --------   --------
     Net Losses on Investments                           (4)        (6)
                                                    --------   --------
Net Decrease in Net Assets Resulting
     from Operations                                  $  (4)      $ (6)
                                                    ========   ========

(a) The Fund commenced operations on February 14, 1997.

See accompanying notes to financial statements.

Statements of Changes in Net Assets
For the Period Ended March 31, 1997 (a)
(All amounts in thousands)
(Unaudited)

                                                                Advisor
                                                     Advisor     Growth
                                                    Balanced   & Income
                                                        Fund       Fund
Operations
Net investment income                                   $ --       $ --
Net realized losses on investments and
   foreign currency transactions                         (4)         --
Net change in unrealized appreciation
   or depreciation of investments                         --        (6)
                                                    --------   --------
     Net Decrease in Net Assets
        Resulting from Operations                        (4)        (6)
                                                    --------   --------

Share Transactions
Subscriptions to fund shares                             100        100
                                                    --------   --------
     Net Increase from Share Transactions                100        100
                                                    --------   --------
     Net Increase in Net Assets                           96         94

Total Net Assets
Beginning of Period                                       --         --
                                                    --------   --------
End of Period                                           $ 96        $94
                                                    ========   ========

Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                              10         10
                                                    --------   --------
Net increase in fund shares                               10         10
Shares outstanding at beginning of period                 --         --
                                                    --------   --------
Shares outstanding at end of period                       10         10
                                                    ========   ========

(a) The Fund commenced operations on February 14, 1997.

See accompanying notes to financial statements.

SR&F Balanced Portfolio
-----------------------------------------------------------------------
Balance Sheet
(All Amounts in Thousands)
(Unaudited)

                                                              MARCH 31,
                                                                   1997
                                                             ----------

ASSETS
Investments, at market value ............................      $266,478
Receivable for investments sold .........................         7,673
Interest receivable .....................................         1,169
Dividends receivable ....................................           142
Cash ....................................................             4
                                                               --------
   Total Assets .........................................      $275,466
                                                               ========

LIABILITIES
Securities sold short, at market value ..................      $ 16,953
Payable for investments purchased .......................         4,076
Payable to investment adviser ...........................           119
Other liabilities .......................................            35
                                                               --------
   Total Liabilities ....................................        21,183
                                                               --------
Net Assets Applicable to Investors' Beneficial Interest .      $254,283
                                                               ========

See accompanying notes to financial statements.

SR&F Balanced Portfolio
-----------------------------------------------------------------------
Statement of Operations
(All Amounts in Thousands)
(Unaudited)

                                                                 PERIOD
                                                                  ENDED
                                                              MARCH 31,
                                                               1997 (A)
                                                               --------

INVESTMENT INCOME
Interest ..................................................... $  1,427
Dividends ....................................................      530
                                                               --------
   Total Investment Income ...................................    1,957
                                                              ---------

EXPENSES
Management fees ..............................................      221
Interest expense .............................................       12
Accounting fees ..............................................        5
Trustees fees .................................................       4
Audit and legal fees ..........................................       3
Custodian fees ................................................       1
Transfer agent fees ...........................................       1
Other .........................................................       3
                                                               --------
   Total Expenses .............................................     250
                                                               --------
Net Investment Income .........................................   1,707
                                                               --------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments .............................   1,786
Net change in unrealized appreciation
  or depreciation of investments ............................. (11,530)
                                                               --------
   Net Losses on Investments ......................  .........  (9,744)
                                                               --------
Net Decrease in Net Assets Resulting from Operations .........$ (8,037)
                                                               ========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Balanced Portfolio
-----------------------------------------------------------------------
Statement of Changes in Net Assets
(All Amounts in Thousands)
(Unaudited)

                                                                PERIODD
                                                                  ENDED
                                                              MARCH 31,
                                                               1997 (A)
                                                             ----------
OPERATIONS
Net investment income................................          $  1,707
Net realized gains on investments ...................             1,786
Net change in unrealized appreciation
  or depreciation of investments                               (11,530)
                                                              ---------
   Net Decrease in Net Assets Resulting from Operations.....    (8,037)
                                                             ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions...............................................    267,417
Withdrawals.................................................    (5,097)
                                                             ----------
   Net Increase from Transactions
     in Investors' Beneficial Interest                          262,320
                                                             ----------
   Net Increase in Net Assets........................           254,283
TOTAL NET ASSETS
Beginning of Period..........................                        --
                                                             ----------
End of Period................................                  $254,283
                                                             ==========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
-----------------------------------------------------------------------
Balance Sheet
(All Amounts in Thousands)
(Unaudited)

                                                              MARCH 31,
                                                                   1997
                                                             ----------

ASSETS
Investments, at market value.........................          $273,470
Dividends receivables................................               382
Cash and other receivables...........................                 4
                                                             ----------
   Total Assets......................................          $273,856
                                                             ==========

LIABILITIES
Variation margin payable.............................          $    525
Payable to investment adviser........................               144
                                                             ----------
   Total Liabilities.................................               669
                                                             ----------
Net Assets Applicable to Investors' Beneficial Interest        $273,187
                                                             ==========

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
-----------------------------------------------------------------------
Statement of Operations
(All Amounts in Thousands)
(Unaudited)

                                                                 PERIOD
                                                                  ENDED
                                                              MARCH 31,
                                                               1997 (A)
                                                               --------

INVESTMENT INCOME
Dividends............................................          $    748
Interest ............................................               544
                                                               --------
   Total Investment Income...........................             1,292
                                                               --------

EXPENSES
Management fees ..........................................          258
Accounting fees ..........................................            5
Trustees fees.............................................            3
Audit and legal fees .....................................            3
Custodian fees ...........................................            2
Transfer agent fees ......................................            1
Other ....................................................            4
                                                               --------
   Total Expenses ............................................      276
                                                               --------
Net Investment Income.....................................     $  1,016
                                                               --------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FUTURES TRANSACTIONS
Net realized gains on investments ...........................       414
Net realized gains on futures transactions ..................     1,736
Net change in unrealized appreciation or
   depreciation of investments and utures transactions......   (12,342)
                                                               --------
   Net Losses on Investments and Futures Transactions ......   (10,192)
                                                               --------
Net Decrease in Net Assets Resulting from Operations .......  $ (9,176)
                                                               ========

(a) The Portfolio commenced operations on February 3, 1997

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
------------------------------------------------------------------------
Statement of Changes in Net Assets
(All Amounts in Thousands)
(Unaudited)

                                                                 PERIOD
                                                                  ENDED
                                                              MARCH 31,
                                                               1997 (A)
                                                              ---------

OPERATIONS
Net investment income........................................ $   1,016
Net realized gains on investments and futures transactions .. 2,150 Net change in unrealized appreciation
   or depreciation of investments and futures transactions .   (12,342)
                                                                -------
   Net Decrease in Net Assets Resulting from Operations ....    (9,176)
                                                              ---------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ...............................................   286,229
Withdrawls .................................................    (3,866)
                                                              ---------
   Net Increase from Transactions
      in Investors' Beneficial Interest .....................   282,363
                                                              ---------
   Net Increase in Net Assets ...............................   273,187
TOTAL NET ASSETS
Beginning of Period ...........................................      --
                                                              ---------
End of Period................................................ $ 273,187
                                                              =========

(a) The Portfolio commenced operations on February 3, 1997

See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Organization of the Portfolios

SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios") are separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolios. The Portfolios commenced operations February 3, 1997. At commencement, Stein Roe Balanced Fund and Growth & Income Fund contributed $259,476 and $238,698 in securities and other assets, respectively, to their respective portfolios. At February 14, 1997, Stein Roe Advisor Balanced Fund and Advisor Growth & Income Fund each contributed cash of $100 to their respective Portfolios.

The Portfolios allocate net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At March 31, 1997, Balanced Fund and Advisor Balanced Fund owned 99.96 percent and .04 percent, respectively, of the SR&F Balanced Portfolio, and Growth & Income Fund and Advisor Growth & Income Fund owned 99.96 percent and .04 percent, respectively, of SR&F Growth & Income Portfolio.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Advisor Balanced Fund, and Stein Roe Advisor Growth & Income Fund (the "Funds"), each a series of the Stein Roe Investment Trust (a Massachusetts business trust) and the SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios"), each a series of the SR&F Base Trust (a Massachusetts common law trust). The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations
All securities are valued as of March 31, 1997. Securities are valued, depending on the security involved, at the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts
During the period ended March 31, 1997, Growth & Income Portfolio entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Securities Sold Short
During the period ended March 31, 1997, Balanced Portfolio engaged in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio may incur a gain or a loss between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio has established a margin account with the broker lending the security sold short. While the short sale is outstanding, the Portfolio must maintain in a separate account with the custodian an equivalent amount of the securities sold short or convertible or exchangeable into said securities.

Federal Income Taxes
No provision is made for federal income taxes since each Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains.

Distributions to Shareholders
The Funds intend to distribute income, if any, quarterly, and capital gains, if any, annually.

Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in capital.

Other Information
Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Realized gains or losses from sales of securities are determined on the specific identified cost basis.

All amounts, except per-share amounts, are shown in thousands.

Note 3. Trustees' Fees and Transactions with Affiliates

The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

The management fee for Balanced Portfolio is computed at an annual rate of .55 of 1 percent of average daily net assets up to $500 million, .50 of 1 percent of the next $500 million, and .45 of 1 percent thereafter. The management fee for Growth & Income Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million,
 .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fees for the Funds are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.

The administrative agreement provides that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse Advisor Balanced Fund and Advisor Growth & Income Fund to the extent that expenses exceed 1.35 percent and 1.40 percent of average daily net assets. These expense limitations expire on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.

The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Funds.

The Adviser also provides certain fund accounting services. For the period ended March 31,1997, Advisor Balanced Fund, Advisor Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio incurred charges of $3, $3, $5, and $5, respectively.

Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for SR&F Balanced Portfolio and SR&F Growth & Income Portfolio for the period ended March 31, 1997, was $4, and $3, respectively. No remuneration was paid to any other trustee or officer of the Trusts.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the period ended March 31, 1997.

Note 5. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1997, were:

Portfolio                                    Purchases            Sales
                                           ___________        _________
Balanced Portfolio                              $15,445         $11,912
Growth & Income Portfolio                        14,964           1,123

At March 31, 1997, the cost of investments for federal income tax purposes and for financial reporting purposes for SR&F Balanced Portfolio were $216,852 and $216,889, respectively. For SR&F Growth & Income Portfolio, they were the same. Unrealized appreciation and depreciation on a tax basis for SR&F Balanced Portfolio was $53,679, and $4,090, respectively, and for SR&F Growth & Income Portfolio was $66,756 and $3,641, respectively.

Note 6. Distribution and Service Plans
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

Annual fees under the Plans of up to .25 percent are computed annually as a percentage of average daily net assets.

Stein Roe Advisor Balanced Fund
Financial Highlights

Selected per-share data (for a share outstanding throughout the period) ratios and supplemental data.
                                                                 Period
                                                                  Ended
                                                              March 31,
                                                               1997 (a)

Net Asset Value, Beginning of Period                             $10.00
                                                              ---------
Income From Investment Operations
  Net investment income                                            0.04
  Net realized and unrealized losses on investments              (0.46)
                                                              ---------
      Total from investment operations                           (0.42)
                                                              ---------
Net Asset Value, End of Period                                    $9.58
                                                              =========
Ratio of net expenses to average net assets (b)                  1.36%*
Ratio of net investment income to average net assets (c)         3.18%*
Total return                                                     -4.20%
Net assets, end of period                                  $         96

* Annualized
(a) The Fund commenced operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 86.13 percent for the period ended March 31, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

Stein Roe Advisor Growth & Income Fund
Financial Highlights

Selected per-share data (for a share outstanding throughout the period)
 ratios and supplemental data.
                                                                 Period
                                                                  Ended
                                                              March 31,
                                                               1997 (a)
Net Asset Value, Beginning of Period                             $10.00
                                                              ---------
Income From Investment Operations
  Net investment income                                            0.02
  Net realized and unrealized losses on investments              (0.65)
                                                              ---------
      Total from investment operations                           (0.63)
                                                              ---------
Net Asset Value, End of Period                                    $9.37
                                                              =========
Ratio of net expenses to average net assets (b)                  1.41%*
Ratio of net investment income to average net assets (c)         0.94%*
Total return                                                     -6.30%
Net assets, end of period                                  $         96

* Annualized
(a) The Fund commenced operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 86.21 percent for the period ended March 31, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

Financial Highlights
-----------------------------------------------------------------------
SR&F Balanced Portfolio

                                                                 PERIOD
                                                                  ENDED
                                                              MARCH 31,
                                                               1997 (A)
                                                              ---------

RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets........     4.28%*
Ratio of net expenses to average net assets.................     0.59%*
Portfolio turnover rate.....................................         5%
Average commissions (per share).............................    $0.0551

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.


Financial Highlights CONTINUED
-----------------------------------------------------------------------
SR&F Growth and Income Portfolio

                                                                 PERIOD
                                                                  ENDED
                                                              MARCH 31,
                                                               1997 (A)
                                                              ---------

RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets........     2.36%*
Ratio of net expenses to average net assets.................     0.64%*
Portfolio turnover rate.....................................         1%
Average commissions (per share).............................    $0.0695

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.

Stein Roe Mutual Funds

Semiannual Report
March 31, 1997

Stein Roe Advisor International Fund

SR&F International Portfolio
--------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts in Thousands)
(Unaudited)
                                                   NUMBER        MARKET
STOCKS (98.3%)                                   OF SHARES        VALUE

ARGENTINA (2.5%)
Telecom Argentina ADRs ........................  32,600     $     1,500
YPF Sociedad Anonima ADRs . ...................  76,000           2,014
                                                            -----------
                                                                  3,514
AUSTRALIA (1.3%)
Reinsurance Australia Corp. ................... 559,000           1,879

BELGIUM (1.6%)
Generale de Banque ............................   5,720           2,239

BRAZIL (2.1%)
Coteminas Pfd. ................................ 200,000             882
*Globex Utilidades S.A. Pfd. ..................  71,000           1,373
Perdigao S.A. Comercio e Industria Pfd. ....364,700,000             757
                                                            -----------
                                                                  3,012
CHINA (0.7%)
Yizheng Chemical Fibre .....................  4,502,000             964

FINLAND (5.2%)
Enso Gutzeit (Ordinary R Shares) ...........    240,000           2,065
Kemira  Oy .................................    128,000           1,385
Metsa-Serla Oy (B Shares) ..................    303,000           2,202
Neste Oy ...................................     60,600           1,578
                                                            -----------
                                                                  7,230
FRANCE (6.1%)
Alcatel Alsthom ............................     17,786           2,143
Generale Des Eaux ..........................     17,673           2,402
*Moulinex ..................................     77,400           1,774
Total Petroles Class B .....................     24,616           2,129
                                                            -----------
                                                                  8,448
GERMANY (6.1%)
Agiv AG ....................................     78,000           1,426
Friedrick Grohe ............................      6,300           2,009
Henkel  KGAA   Ordinary Shares ........           6,500             337
   Preferred Shares ...................          42,100           2,317
Mannesmann  AG ........................           6,100           2,331
                                                            -----------
                                                                  8,420

See accompanying notes to financial statements.

SR&F International Portfolio  continued
-----------------------------------------------------------------------
                                                   NUMBER        MARKET
                                                 OF SHARES        VALUE

HONG KONG (3.4%)
Companion Building ....................       7,227,680             597
Hong Kong Ferry .......................         530,000             947
International Bank of Asia ............       1,400,000             858
Jardine Matheson Holdings .............         163,853             950
Tian An China Investment
   Ordinary Shares ........................   5,072,000             530
   Warrants ...............................   1,014,400              35
Vitasoy ...................................     999,364             351
World Houseware Holdings ..................   6,293,680             520
                                                            -----------
                                                                  4,788

INDIA (1.0%)
Indian Petrochem GDRs .....................      92,000       $   1,035
**Reliance Industries GDSs ................      29,000             442
                                                              ---------
                                                                  1,477
INDONESIA (3.5%)
CP Indonesia ..............................     415,000             467
Ever Shine Tex ............................   2,019,688             757
Kawasan Industri Jababeka .................   1,133,333           1,546
Matahari Putra Prima ......................   1,438,000           2,096
                                                              ---------
                                                                  4,866
ISRAEL (0.5%)
Koor Industries ...........................      39,500             711

ITALY (4.8%)
Banca Popolare di Milano ..................     375,800           2,106
*Olivetti .................................   4,338,000           1,560
Telecom Italia Savings Shares .............   1,466,000           3,124
                                                              ---------
                                                                  6,790

See accompanying notes to financial statements.

SR&F International Portfolio  continued
-----------------------------------------------------------------------
                                                   NUMBER        MARKET
                                                 OF SHARES        VALUE

JAPAN (18.2%)
Canon Inc. ................................      86,000           1,841
DDI .......................................         249           1,571
Hitachi ...................................     212,000           1,884
Ito Yokado ................................      50,000           2,221
*Japan OTC Fund ...........................         840             441
Jusco Co. .................................      73,000           2,005
Kaneshita Construction ....................      73,000             528
Kokusai Securities ........................     123,000             964
Matsushita Electric Industrial ............     138,000           2,151
Mori Seiki ................................     119,000           1,634
Murata Manufacturing ......................      50,000           1,793
Promise  Co. ..............................      54,000           2,259
Suzuki Motor ..............................     201,000           1,948
Tokyo Style ...............................     105,000           1,162
*World Equity Benchmark Shares ............     134,000           1,541
Yamazen  Corporation ......................     521,000           1,629
                                                              ---------
                                                                 25,572

MALAYSIA (0.5%)
IOI Properties .............................    230,000             761

MEXICO (0.7%)
Transportation Maritima Mexicana ADRs ........  176,000             968

NETHERLANDS (3.4%)
Fortis AMEV ................................     64,057           2,496
KPN ........................................     43,306           1,605
Sphinx Kon CVA .............................     56,427             614
                                                              ---------
                                                                  4,715
NEW ZEALAND (1.2%)
Brierley Investments .......................  1,824,883           1,702

NORWAY (4.2%)
Helikopter Service .........................    129,000       $   1,897
Norsk Hydro AS .............................     42,800           2,141
Saga Petroleum A Free ......................    109,500           1,892
                                                              ---------
                                                                  5,930
PANAMA (1.6%)
Bladex ADRs ................................     46,200           2,183

PERU (0.5%)
Southern Peru Copper ADRs ..................     43,000             731

See accompanying notes to financial statements.

SR&F International Portfolio  continued
-----------------------------------------------------------------------
                                                   NUMBER        MARKET
                                                 OF SHARES        VALUE

PHILIPPINES (1.1%)
Metro Pacific ..............................  5,100,000           1,548

PORTUGAL (1.1%)
Portugal Telecom ADRs ......................     42,157           1,549

RUSSIA (1.3%)
*Fleming Russia Securities Fund ............    104,100           1,783

SOUTH KOREA (5.0%)
Korea Exchange Bank ........................    186,295           1,175
LG Electronics .............................     58,000             674
LG Securities ..............................     81,000             636
Samchully ..................................     19,983           1,430
Samsung Electronics
   GDRs ....................................     15,000             307
   Ordinary Shares .........................        896              72
   Preferred Shares ........................     25,774           1,032
**Yukong GDRs ..............................     92,500           1,653
                                                              ---------
                                                                  6,979
SPAIN (1.3%)
Acerinox SA ................................     12,600           1,773

SWEDEN (5.3%)
Avesta-Sheffield ..........................     221,000           2,391
*Biora .....................................     32,200             644
SSAB Svenskt Stal AB (B shares) ............    152,800           2,789
*Diligentia AB .............................    138,500           1,609
                                                              ---------
                                                                  7,433
SWITZERLAND (2.7%)
*Bucher  AG ................................        774             661
Danzas Holding AG ..........................      1,020             999
Novartis AG ................................      1,700           2,108
                                                              ---------
                                                                  3,768

THAILAND (2.2%)
Precious Shipping ..........................    347,100             935
Property Perfect ...........................    690,000             797
*Siam Commercial Bank ......................    200,000           1,170
Sino Thai Engineering & Construction .......    151,200             162
                                                              ---------
                                                                  3,064

See accompanying notes to financial statements.

SR&F International Portfolio  continued
-----------------------------------------------------------------------
                                                   NUMBER        MARKET
                                                 OF SHARES        VALUE

UNITED KINGDOM (9.2%)
British Gas Plc..............................      699,000      $ 1,865
*Celsis International Plc....................      487,905          837
*Centrica International Plc..................      699,000          729
Inchcape Plc.................................      611,000        2,629
Intrum Justita Plc...........................      305,000          621
Powerscreen International Plc................      136,200        1,374
SmithKline Beecham Plc Class A...............      131,164        1,945
*Tele-Communications International Plc.......      138,000        1,777
Transtec Plc.................................      595,054        1,158
                                                               --------
                                                                 12,935
                                                               --------
Total Stocks (Cost $131,277).................                   137,732
-----------------------------------------------------------------------

                                                              PRINCIPAL
SHORT-TERM OBLIGATIONS (1.0%)                                    AMOUNT
-----------------------------------------------------------------------

UNITED STATES
COMMERCIAL PAPER (1.0%)
UBS Finance 6.750% 4/01/97
   (Amortized cost $1,435)...................        1,435        1,435
-----------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
 (Cost Basis $139,163) ......................                   139,167
OTHER ASSETS, LESS LIABILITIES (0.7%)........                     1,000
                                                               --------
TOTAL NET ASSETS (100.0%)....................                  $140,167
                                                               ========
-----------------------------------------------------------------------

 * Non-income producing.
** These securities are subject to contractual or legal restrictions on their resale. At March 31, 1997, the aggregate value of these securities represented 1.5 percent of net assets.

See accompanying notes to financial statements.

Stein Roe Advisor International Fund
Balance Sheet
March 31, 1997
(All amounts in thousands, except per-share amount)
(Unaudited)

Assets
Investment in SR&F International Portfolio, at value            $    99
Cash and other assets                                                24
                                                                 ------
   Total Assets                                                 $    12
                                                                 ======
Liabilities
Other liabilities                                               $    23
                                                                 ------
   Total Liabilities                                                 23
                                                                 ------

Capital
Paid-in capital                                                     100
Accumulated undistributed realized losses on
  foreign currency transactions                                     (2)
Net unrealized appreciation of  investments                           2
                                                                 ------
   Total Capital (Net Assets)                                       100
                                                                 ------

   Total Liabilities and Capital                                $   123
                                                                 ======
Shares Outstanding (Unlimited Number Authorized)                     10
                                                                 ======
Net Asset Value (Capital) Per Share                             $  9.97
                                                                 ======

See accompanying notes to financial statements.

Stein Roe Advisor International Fund
Statement of Operations
For the Period Ended March 31, 1997 (a)
(All amounts in thousands)
(Unaudited)

Expenses
Amortization of organization expenses                           $     4
Accounting fees                                                       3
Other                                                                 1
                                                                -------
                                                                     10
Reimbursement of expenses by investment adviser                      (8)
                                                               --------
     Total Expenses                                                   2
                                                               --------
     Net Investment Loss                                             (2)
                                                               --------
Unrealized Gains on Investments
Net realized losses on foreign currency transactions
     allocated from SR&F International Portfolio                     (2)
Net change in unrealized appreciation or depreciation
     of investments                                                   2
                                                               --------
     Net Gains on Investments                                        --
                                                               --------
Net Increase in Net Assets Resulting
     from Operations                                            $    --
                                                               ========

(a) The Fund commenced operations on February 14, 1997

See accompanying notes to financial statements.

Stein Roe Advisor International Fund
Statement of Changes in Net Assets
For the Period Ended March 31, 1997 (a)
(All amounts in thousands)
(Unaudited)

Operations
Net investment income                                           $    --
Net realized losses on foreign currency transactions                 (2)
Net change in unrealized appreciation
  or depreciation of investments                                      2
                                                                -------
     Net Increase in Net Assets Resulting from Operations            --
                                                                -------

Share Transactions
Subscriptions to fund shares                                        100
                                                                -------
     Net Increase from Share Transactions                           100
                                                                -------
     Net Increase in Net Assets                                     100

Total Net Assets
Beginning of Period                                                  --
                                                                -------
End of Period                                                   $   100
                                                                =======

Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                         10
                                                                -------
Net increase in fund shares                                          10
Shares outstanding at beginning of period                            --
                                                                -------
Shares outstanding at end of period                                  10
                                                                =======

(a) The Fund commenced operations on February 14, 1997.

See accompanying notes to financial statements.

SR&F International Portfolio
-----------------------------------------------------------------------
Balance Sheet
(All Amounts in Thousands)
(Unaudited)

                                                              MARCH 31,
                                                                   1997
                                                               --------

ASSETS
Investments, at market value ...............................   $139,164
Cash .......................................................        848
Dividends receivable .......................................        279
                                                               --------
   Total Assets ............................................    140,291
                                                               ========

LIABILITIES
Payable to investment adviser ..............................   $    101
Other liabilities ..........................................         27
                                                               --------
   Total Liabilities .......................................        128
                                                               --------
Net Assets Applicable to Investors' Beneficial Interests....   $140,163
                                                               ========

See accompanying notes to financial statements.

SR&F International Portfolio
-----------------------------------------------------------------------
Statement of Operations
(All Amounts in Thousands)
(Unaudited)

                                                                 PERIOD
                                                                  ENDED
                                                              MARCH 31,
                                                                1997(a)
                                                             ----------

INVESTMENT INCOME
Dividends ...............................................       $   541
Interest Income .........................................            46
                                                                -------
                                                                    587
Foreign taxes withheld ..................................           (62)
                                                                -------
   Total Investment Income ..............................           525

EXPENSES
Management fees .........................................           187
Accounting fees .........................................             5
Audit and legal fees ....................................             4
                                                                -------
   Total Expenses .......................................           196
                                                                -------
Net Investment Income ...................................           329
                                                                -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
Net realized gains on investments .......................         2,060
Net realized losses on foreign currency transactions ....           (36)
Net change in unrealized appreciation or depreciation of
   investments and foreign currency transactions ........         6,450
                                                                -------
   Net Gains on Investments and
    Foreign Currency Transactions .......................         8,474
                                                                -------
Net Increase in Net Assets Resulting from Operations ....       $ 8,803
                                                                 ======

 (a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F International Portfolio
-----------------------------------------------------------------------
Statement of Changes in Net Assets
(All Amounts in Thousands)
(Unaudited)

                                                                 PERIOD
                                                                  ENDED
                                                              MARCH 31,
                                                                1997(a)
                                                             ----------

OPERATIONS
Net investment income........................................  $    329
Net realized gains on investments and foreign
   currency transactions.....................................     2,024
Net change in unrealized appreciation or depreciation of
   investments..............................................      6,450
                                                             ----------
Net Increase in Net Assets Resulting from Operations......        8,803
                                                             ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions.............................................      139,079
Withdrawals...............................................      (7,719)
                                                             ----------
   Net Increase from Transactions in Investors' Beneficial
      Interests.............................................    131,360
                                                             ----------
   Net Increase in Net Assets...........................        140,163

TOTAL NET ASSETS
Beginning of Period.....................................             --
                                                             ----------
End of Period............................................      $140,163
                                                             ==========

 (a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

Notes to Financial Statements
-----------------------------------------------------------------------

Note 1. Organization of the SR&F International Portfolio

The SR&F International Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operations on February 3, 1997. At commencement, the Stein Roe International Fund contributed $143,615 in securities and other assets. On February 14, 1997 Stein Roe Advisor International Fund contributed cash of $100.

The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At March 31, 1997, Stein Roe International Fund and Stein Roe Advisor International Fund owned 99.93 percent and .07 percent, respectively.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Advisor International Fund (the "Fund"), a series of the Stein Roe Investment Trust (a Massachusetts business trust) and the SR&F International Portfolio (the "Portfolio"), a series of the SR&F Base Trust (a Massachusetts common law trust). These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations
All securities are valued as of March 31, 1997. Securities are valued, depending on the security involved, at the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

Currency Translations
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the mid-point between the bid and asked rates as of 4:00 p.m., London time. Purchases and sales or securities are translated into U.S. dollars using the prevailing exchange on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Forward Currency
Exchange ContractsThe Portfolio may enter into forward currency exchange contracts under which the Portfolio is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Portfolio did not have any open contracts at March 31, 1997.

Federal Income Taxes
No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

The Fund intends to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains.

Distributions to Shareholders
Dividends from net investment income and capital gains, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in capital.

Other Information
The books and records of the Fund and Portfolio are maintained in U.S. dollars. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Realized gains or losses from sales of securities are determined on the specific identified cost basis.

All amounts, except per-share amounts, are shown in thousands.

Note 3. Trustees' Fees and Transactions with Affiliates

The Fund and Portfolio pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for the Portfolio is computed at an annual rate of .85 percent of average daily net assets. The administrative fee for the Fund is computed at an annual rate of .15 percent of average daily net assets.

The administrative agreement for the Fund provides that the Adviser will reimburse the Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that expenses exceed 1.75 percent of average daily net assets. This expense limitation expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.

The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Fund.

The Adviser also provides certain fund accounting services. For the period ended March 31, 1997, the Fund and Portfolio incurred charges of $3, and $2, respectively.

Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Portfolio for the period ended March 31, 1997, was $3. No remuneration was paid to any other trustee or officer of the Trusts.

The Board of Trustees of each Trust has adopted procedures permitting securities transactions among the Funds and Portfolios, clients of Stein Roe and other affiliated entities. The aggregate cost of purchases and proceeds from sales from such securities transactions for the Portfolio for the period ended March 31, 1997 were $1,109 and $800, respectively.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended March 31, 1997.

Note 5. Investment Transactions

The aggregate cost of purchases and proceeds from sales for the Portfolio (other than short-term obligations) for the period ended March 31, 1997, were $10,272 and $7,334, respectively.

At March 31, 1997, the cost of investments for federal income tax purposes and for financial reporting were the same. Unrealized appreciation and depreciation on a tax basis were $21,737 and $15,286, respectively.

Note 6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

Annual fees under the Plans of up to .25 percent are computed annually as a percentage of average daily net assets.

Stein Roe Advisor International Fund
Financial Highlights

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                                                 Period
                                                                  Ended
                                                               March 31,
                                                                 1997 (a)
                                                                ---------
Net Asset Value, Beginning of Period                             $10.00
                                                              ---------
Income From Investment Operations
  Net investment income                                            0.01
  Net realized and unrealized losses on investments               (0.04)
                                                              ---------
      Total from investment operations                            (0.03)
                                                              ---------
Net Asset Value, End of Period                                    $9.97
                                                              =========
Ratio of net expenses to average net assets (b)                  1.77%*
Ratio of net investment income to average net assets (c)         0.82%*
Total return                                                     -0.30%
Net assets, end of period                                  $        100

* Annualized
(a) The Fund commenced operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 65.57 percent for the period ended March 31, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

Financial Highlights
-----------------------------------------------------------------------

SR&F International Portfolio
(Unaudited)

                                                                 PERIOD
                                                                  ENDED
                                                              MARCH 31,
                                                               1997 (a)
                                                              ---------

RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............ 1.50%*
Ratio of net expenses to average net assets..................... 0.89%*
Portfolio turnover rate.........................................     5%
Average commissions (per share)................................ $0.0129

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.

Stein Roe Mutual Funds

Semiannual Report
March 31, 1997

Stein Roe Advisor Young Investor Fund

SR&F GROWTH INVESTOR PORTFOLIO

Investments as of March 31, 1997
(Dollar amounts in thousands)
(Unaudited)

                                               Number      Market
EQUITY-RELATED SECURITIES (92.1%)             of Shares     Value
                                              ---------    ------

Common Stocks (90.7%)
Automobiles/Vehicles (2.7%)
Volvo AB ADRs
  (Manufactures cars, trucks, buses,
   marine engines and aerospace equipment)      170,000   $ 4,420
Chrysler Corporation
  (Manufactures, assembles and
   sells cars and trucks)                       100,000     3,000
*Circuit City Stores - CarMax Group
(Sells retail used cars and light trucks)       100,000     1,500
                                                          -------
                                                            8,920
Banks (4.6%)
Citicorp
  (Provides a broad range of financial
    services)                                    50,000     5,413
Texas Regional Bancshares, Class A
  (Commercial bank operating in the Rio Grande
   Valley of Texas)                             150,000     4,875
Wells Fargo & Co.
  (Provides a broad array of financial products
   and services)                                 17,000     4,830
                                                          -------
                                                           15,118
Commercial Services (3.4%)
*ABR Information Services, Inc.
  (Provides benefits administration, compliance
   and information services to employers)       200,000     3,600
Paychex, Inc.
  (Provides computerized payroll accounting
   services to businesses)                      110,000     4,524
*Sykes Enterprises, Inc.
  (Provides information technology outsourcing
  services, including support services and
  development services and solutions)           100,000     3,263
                                                          -------
                                                           11,387

See accompanying notes to financial statements.

                                                Number     Market
Common Stocks (Continued)                      of Shares    Value
                                               ---------   ------

Computer Software and Services (5.6%)
*Cisco Systems Inc.
  (Produces, markets and supports
   multiprotocol internetworking systems)       100,000     4,812
*Fore Systems Inc.
  (Produces network management software for
   data  communications and computer
   applications)                                 85,000   $ 1,275
*Microsoft Corporation
  (Manufactures software products)               55,000     5,043
*Sterling Commerce Inc.
  (Global provider of electronic commerce
   software products and network services)      170,000     4,930
*3Com Corporation
  (Designs, produces and markets a broad
   range of global data networking solutions)    70,000     2,292
                                                          -------
                                                           18,352
Consumer Products (5.5%)
*CUC International Inc.
  (Consumer marketing company)                  200,000     4,500
General Electric Company
  (Appliances, broadcasting, communications
   and transportation)                           50,000     4,962
The Gillette Company
  (Shaving and personal care products)           50,000     3,631
The Procter & Gamble Company
  (Produces personal care products,
   pharmaceuticals, food and beverages)          43,000     4,945
                                                          -------
                                                           18,038
Data Processing (2.8%)
Automatic Data Processing
  (Offers a variety of data processing
   services)                                    100,000     4,187
First Data Corporation
  (Provides information processing and related
  services)                                     150,000     5,081
                                                          -------
                                                            9,268
Distribution - Retail (8.2%)
*Inacom Corporation
  (Markets and distributes information
   technology products and services)             75,000     3,981
*Insight Enterprises, Inc.
  (Markets microcomputers, peripherals
   and software)                                100,000     2,475
Mattel, Inc
  (Designs, manufactures and
   markets children's toys)                     248,314     5,959

See accompanying notes to financial statements.

                                               Number      Market
Common Stocks (Continued)                     of Shares     Value
                                              ---------    ------

Distribution - Retail  (Continued)
*PETsMART Inc.
  (Operates pet food and supply stores)         230,000   $ 4,657
Sears, Roebuck & Co.
  (Retailer of apparel, home and automotive
   products and services)                       110,000     5,527
Walgreen Company
  (Large retail drugstore chain
   in the United States)                        110,000     4,606
                                                          -------
                                                           27,205
Educational Services (2.2%)
*Apollo Group Inc., Class A
  (Provides higher education programs
   for working adults)                          180,000     4,410
*Children's Comprehensive Services
  (Provides services for at-risk youth)         250,000     2,875
                                                          -------
                                                            7,285
Electrical Equipment (5.7%)
Hewlett-Packard Co.
  (Designs, manufactures and services
   computers, calculators, workstations,
   printers and medical diagnostic devices)      80,000     4,260
Intel Corp.
  (Produces and sells microcomputer
   components and related products)              35,000     4,869
Motorola, Inc.
  (Producer of electronic and
   telecommunication equipment)                 100,000     6,037
*Sipex Corporation
  (Manufactures, markets and sells analog
   -integrated circuits)                        128,500     3,759
                                                          -------
                                                           18,925
Entertainment (2.8%)
Cedar Fair L.P.
  (Owns and operates four amusement theme
   parks)                                       100,000     3,775
Disney (Walt) Company
  (Operates theme parks and resorts and
   produces motion pictures)                     75,000     5,475
                                                          -------
                                                            9,250

See accompanying notes to financial statements.

                                               Number      Market
Common Stocks (Continued)                     of Shares     Value
                                              ---------    ------

Financial Institutions (4.1%)
Federal Home Loan Mortgage Corp.
  (Purchases mortgages from lenders and
   resells in pools or packages)                170,000   $ 4,633
Federal National Mortgage Association
  (Purchases mortgages and issues guaranteed
   mortgage-backed securities)                  130,000     4,696
Household International Inc.
  (Provides financial and banking services)      50,000     4,306
                                                          -------
                                                           13,635
Financial Services (1.8%)
American Express Company
  (Provides a variety of diversified travel and
   financial services)                           80,000     4,790
*Nationwide Financial Services
  (Provides long-term saving and retirement
   products to retail and institutional
   customers)                                    47,800     1,231
                                                          -------
                                                            6,021
Food & Beverage (2.9%)
The Coca-Cola Company
  (Producer and distributor of soft drink
   products)                                    100,000     5,588
Wrigley (Wm.) Jr. Company
  (Chewing gum manufacturer)                     70,000     4,086
                                                          -------
                                                            9,674
Health Care (3.0%)
Johnson & Johnson
  (Manufactures and markets a broad range of
   health care and other products)              100,000     5,288
United Healthcare Corp.
  (Owns and manages health maintenance
   organizations)                               100,000     4,763
                                                          -------
                                                           10,051
Insurance (2.5%)
CMAC Investment Corp.
  (Provides private mortgage insurance
   coverage)                                    100,000     3,337
MGIC Investment Corp.
  (Provides private mortgage insurance coverage) 70,000     4,953
                                                          -------
                                                            8,290

See accompanying notes to financial statements.

                                                Number     Market
Common Stocks (Continued)                     of Shares     Value
                                              ---------    ------

Leisure Products (1.1%)
Callaway Golf Company
  (Produces and markets golf clubs)             120,000   $ 3,435

Machinery (1.4%)
*Thermo Electron Corporation
  (Manufactures and sells environmental
   monitoring and analysis instruments,
   papermaking and recycling equipment)         150,000     4,631

Medical/Pharmaceutical (4.4%)
Eli Lilly & Co.
  (Involved In discovery, development,
   manufacture and sale of pharmaceutical
   products)                                     60,000     4,935
Merck & Co., Inc.
  (Manufactures and produces human and
   animal health products and services)          55,000     4,634
SmithKline Beecham Plc ADRs
  (Develops, manufactures and
   markets pharmaceuticals)                      70,000     4,900
                                                          -------
                                                           14,469
Medical-Instruments (5.4%)
*Boston Scientific Corp.
   (Develops, produces and markets
    medical devices)                             75,000     4,631
Guidant Corporation
   (Designs, develops and manufactures
    cardiovascular products)                     90,000     5,535
*Idexx Laboratories Inc.
  (Develops and manufactures
   biotechnology-based detection systems
      for veterinarians)                        200,000     2,800
Medtronic Inc.
  (Manufactures various cardiovascular
   medical instruments)                          80,000     4,980
                                                          -------
                                                           17,946

See accompanying notes to financial statements.

                                               Number      Market
Common Stocks (Continued)                     of Shares     Value
                                              ---------    ------

Oil Exploration and Production (0.7%)
*United Meridian Corporation
  (Acquires, explores and develops
   natural gas and crude oil properties)         80,000   $ 2,410

Office Furnishings (0.2%)
Shelby Williams Industries, Inc.
  (Designs, manufactures and distributes
   products for the contract furniture market)   50,000       694

Publishing, Broadcasting and Media (6.8%)
*Clear Channel Communications Inc.
  (Owns, operates and manages radio and
   television stations)                         110,000     4,716
*Heftel Broadcasting Corp., Class A
  (Spanish language radio broadcasting company) 135,000     6,278
*International Family Entertainment
  (Produces and distributes entertainment
   programming)                                 150,000     3,056
*Outdoor Systems Inc.
  (Outdoor advertising company)                 160,000     4,780
*Telemundo Group Inc., Class A
  (Develops and produces Spanish
   language television programming and
   advertising)                                 125,000     3,578
                                                          -------
                                                           22,408
Restaurant/Hotel (3.1%)
*HFS Inc.
  (Franchiser of hotel chains, real estate
   and car rental firms)                         80,000     4,710
McDonald's Corporation
  (Develops, licenses, leases and services a
   worldwide system of restaurants)             115,000     5,434
                                                          -------
                                                           10,144
Specialty Chemicals (1.5%)
Minerals Technologies Inc.
  (Develops, produces and markets specialty
   mminerals mineral-based and synthetic
   mineral products)                            150,000     4,988

See accompanying notes to financial statements.

                                               Number      Market
Common Stocks (Continued)                     of Shares     Value
                                              ---------    ------

Telecommunications (6.0%)
Ascend Communications Inc.
  (Produces, markets and services tele-
   communications delivery systems)             70,000   $  2,853
*Associated Group Inc., Class A
  (Wireless cable company)                      90,000      3,397
*Cascade Communications Corp.
  (Designs, develops and maintains a line of
   multiservice wide area network switches)    180,000      4,748
Lucent Technologies Inc.
  (Produces public and private networks,
   communication systems and software)          90,000      4,748
*Tellabs Inc.
  (Designs, assembles, markets and services
   voice and data networking products)         110,000      3,974
                                                         --------
                                                           19,720
Travel Services (1.4%)
*Sabre Group Holdings Inc.
  (Provider of a travel reservation system)    180,000      4,545

Transportation (0.9%)
*Heartland Express
  (Carrier of irregular route motor freight)   150,000      2,850
                                                         --------

TOTAL COMMON STOCKS
(Cost $291,213)                                           299,659

PREFERRED STOCK (1.4%)
Nokia Corp. ADSs
  (International electronics group)
  (Cost $3,761)                                 80,000      4,660
                                                         --------

TOTAL EQUITY-RELATED SECURITIES
(Cost $294,974)                                           304,319
                                                         --------

See accompanying notes to financial statements.

                                          Principal        Market
                                           Amount           Value

SHORT-TERM OBLIGATIONS (9.1%)
Commercial Paper
Price/Costco 7.300% 4/01/97               $10,000        $ 10,000
UBS Finance 6.750% 4/01/97                 13,415          13,415
Windmill Funding 5.400% 4/01/97             6,500           6,500
                                                          -------

TOTAL SHORT-TERM OBLIGATIONS
(Cost $29,915)                                             29,915
                                                          -------

TOTAL INVESTMENTS (101.2%)
(Cost $324,889)                                           334,234

OTHER ASSETS, LESS LIABILITIES (-1.2%)                    (3,917)
                                                          -------

TOTAL NET ASSETS (100%)                                  $330,317
                                                          =======

See accompanying notes to financial statements.

* Non-Income Producing

Stein Roe Advisor Young Investor Fund
Balance Sheet
March 31, 1997
(All amounts in thousands, except per-share amount)
(Unaudited)

Assets
Investment in SR&F Growth Investor Portfolio, at value           $89
  Cash and other assets                                           24
                                                                ----
  Total Assets                                                  $113
                                                                ====
Liabilities
Other liabilities                                                $23
                                                                ----
   Total Liabilities                                              23
                                                                ----
Capital
Paid-in capital                                                  100
Net unrealized depreciation of investments                        (7)
Accumulated undistributed net realized losses on investments      (3)
                                                                ----
   Total Capital (Net Assets)                                     90
                                                                ----
   Total Liabilities and Capital                                $113
                                                                ====
Shares Outstanding (Unlimited Number Authorized)                  10
                                                                ====
Net Asset Value (Capital) Per Share                            $9.00
                                                                ====

Stein Roe Advisor Young Investor Fund
Statement of Operations
For the Period Ended March 31, 1997 (a)
(All amounts in thousands)
(Unaudited)

Expenses
Amortization of organization expenses         $ 4
Accounting fees                                 3
Audit and legal fees                            2
Other                                           1
                                              ---
                                               10
Reimbursement of expenses by investment
         adviser                              (10)
                                              ---
     Total Expenses                           --
                                              ---
     Net Investment Income                    --
                                              ---

Realized and Unrealized Losses on Investments
Net realized losses on investments allocated
   from SR&F Growth Investor Portfolio         (3)
Net change in unrealized appreciation or
   depreciation of investments                 (7)
                                              ---
     Net Losses on Investments                (10)
                                              ---
Net Decrease in Net Assets Resulting
     from Operations                        $ (10)
                                             ====

(a) The Fund commenced operations on February 14, 1997.

Stein Roe Advisor Young Investor Fund
Statement of Changes in Net Assets
For the Period Ended March 31, 1997 (a)
(All amounts in thousands)
(Unaudited)

Operations
Net investment income                        $   -
Net realized losses on investments              (3)
Net change in unrealized appreciation or
   depreciation of investments                  (7)
                                               ---
     Net Decrease in Net Assets Resulting
       from Operations                         (10)
                                               ---
Share Transactions
Subscriptions to fund shares                   100
                                               ---
     Net Increase from Share Transactions      100
                                               ---
     Net Increase in Net Assets                 90

Total Net Assets
Beginning of Period                             --
                                               ---
End of Period                                $  90
                                             =====
Analysis of Changes in Shares of
  Beneficial Interest
Subscriptions to fund shares                    10
                                               ---
Net increase in fund shares                     10
Shares outstanding at beginning of period       --
                                               ---
Shares outstanding at end of period             10
                                               ===

(a) The Fund commenced operations on February 14, 1997.

See accompanying notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
BALANCE SHEET
March 31, 1997
(Amounts in thousands)
(Unaudited)

----------------------------------------
Assets

   Investments, at market value                             $334,234
   Dividends receivable                                          244
   Cash                                                            3
                                                            --------
        Total Assets                                        $334,481
                                                            ========

----------------------------------------
Liabilities

   Payable for investments purchased                        $  3,984
   Payable to investment adviser                                 178
   Other liabilities                                               2
                                                            --------
        Total Liabilities                                      4,164

-----------------------------------------
   Net Assets Applicable to Investor's Beneficial Interest  $330,317
                                                            ========

See accompanying notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF OPERATIONS
For The Period Ended March 31, 1997 (a)
(Amounts in thousands)
(Unaudited)

------------------------------------------
   Investment Income
       Dividend income                                        $   361
       Interest income                                            318
                                                              -------
            Total Investment Income                               679
                                                              -------
------------------------------------------
   Expenses
       Management fees                                            320
       Accounting fees                                              5
       Trustees' fees                                               4
       Audit and legal fees                                         3
       Custodian fees                                               1
       Other                                                        9
                                                              -------
            Total Expenses                                        342
                                                              -------
       Net Investment Income                                      337
                                                              -------

------------------------------------------
   Realized and Unrealized Gains on Investments
       Net realized gains on investments                          472
       Net change in unrealized appreciation or depreciation
            of investments                                      9,345
                                                              -------
            Net Gains on Investments                            9,817
                                                              -------

                                                              -------
   Net Increase in Net Assets Resulting from Operations       $10,154
                                                              =======

(a) The Portfolio commenced operations on February 3, 1997.


See accompanying notes to financial statements.

SR&F GROWTH INVESTOR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
For The Period Ended March 31, 1997 (a)
(Amounts in thousands)
(Unaudited)

--------------------------------------------
   Operations
       Net investment income                               $     337
       Net realized gains on investments                         472
       Net change in unrealized appreciation or
         depreciation of investments                           9,345
                                                            --------
            Net Increase in Net Assets Resulting
              from Operations                                 10,154
                                                            --------

--------------------------------------------
   Transactions in Investors' Beneficial Interest
       Contributions                                         339,630
       Withdrawals                                           (19,467)
                                                           ---------
            Net Increase from Transactions
              in Investors' Beneficial Interest              320,163
                                                           ---------
            Net Increase in Net Assets                       330,317

--------------------------------------------
   Total Net Assets
       Beginning of Period                                            --
                                                           ---------
       End of Period                                       $ 330,317
                                                           =========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

                    Notes to Financial Statements

Note 1.  Organization of the SR&F Growth Investor Portfolio

The SR&F Growth Investor Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operations February 3, 1997. At commencement, the Stein Roe Young Investor Fund contributed $331,020 in securities and other assets. At February 14, 1997, Stein Roe Advisor Young Investor Fund contributed cash of $100.

The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At March 31, 1997, Stein Roe Young Investor Fund and Stein Roe Advisor Young Investor Fund owned 99.97 percent and .03 percent, respectively.

Note 2.  Significant Accounting Policies

The following are the significant accounting policies of the Stein Roe Advisor Young Investor Fund (the "Fund"), a series of the Stein Roe Advisor Trust (a Massachusetts business trust) and the Portfolio. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations
All securities are valued as of March 31, 1997. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

Federal Income Taxes
No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

Distribution to Shareholders
Dividends from net investment income and capital gains, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in capital.

Other Information
Realized gains or losses from sales of securities are determined on the specific identified cost basis.

All amounts, except per-share amounts, are shown in thousands.

Note 3.  Trustees' Fees and Transactions with Affiliates

The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

The management fee for the Portfolio is computed at an annual rate of
 .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at annual rate of .20 of 1 percent of average daily net assets up to $500 million, .15 of 1 percent of the next $500 million, and .125 of 1 percent thereafter.

The administrative agreement provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that its expenses exceed 1.50 percent of annual average net assets. The expense limitation expires January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.

The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Fund.

The Adviser also provides certain accounting services. For the period ended March 31, 1997, the Fund and Portfolio incurred charges of $3 and $5, respectively.

Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Portfolio for the period ended March 31, 1997, was $4. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which it can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended March 31, 1997.

Note 5.  Investment Transactions

The aggregate cost of purchases and proceeds from sales for the Portfolio (other than short-term obligations) for the period ended March 31, 1997, were $66,668 and $12,956, respectively.

At March 31, 1997, the cost of investments for federal income tax purposes and for financial reporting were $327,797 and $324,889, respectively. Unrealized appreciation and depreciation on a tax basis were $28,491 and $22,054, respectively.

Note 6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

Annual fees under each Plan of up to .25 percent are computed annually as a percentage of average daily net assets.

Stein Roe Advisor Young Investor Fund
Financial Highlights

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                                     Period
                                                     Ended
                                                    March 31,
                                                    1997 (a)
                                                    ---------
Net Asset Value, Beginning of Period                  $10.00
                                                      ------
Income From Investment Operations
   Net realized and unrealized losses on investments   (1.00)
                                                       -----
       Total from investment operations                (1.00)
                                                       -----
Net Asset Value, End of Period                         $9.00
                                                       =====
Ratio of net expenses to average net assets (b)        1.51%*
Ratio of net investment income to average net
   assets (c)                                         -0.22%*
Total return                                         -10.00%
Net assets, end of period                             $  90

*Annualized
(a) The Fund commenced operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 87.74 percent for the period ended March 31, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

SR&F GROWTH INVESTOR PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                          Period
                                                          Ended
                                                          March 31,
                                                          1997 (a)
                                                          --------
--------------------------------------
Ratios to Average Net Assets
    Ratio of net expenses to average net assets    ........0.64%*
    Ratio of net investment income to average net assets...0.63%*
    Portfolio turnover rate ..................................4%
    Average commissions (per share)......................$0.0575

* Annualized
(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

Stein Roe Mutual Funds

Semiannual Report
March 31, 1997

SteinRoe Advisor Growth Stock Fund
Stein Roe Advisor Special Fund
Stein Roe Advisor Special Venture Fund

SR&F Growth Stock Portfolio
------------------------------------------------------------------------
Investments as of March, 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                    Number        Market
COMMON STOCKS (94.1%)                             of Shares        Value
------------------------------------------------------------------------
BANKS & SAVINGS AND LOANS (4.3%)
Citicorp........................................   110,000      $ 11,908
Fifth Third Bancorp.............................    50,000         3,875
Wells Fargo & Company...........................    15,000         4,262
                                                                --------
                                                                  20,045
BUSINESS SERVICES (4.7%)
*Cascade Communications Corp. ..................   200,000         5,275
Electronic Data Systems Corporation.............   150,000         6,056
First Data Corporation..........................   300,000        10,162
                                                                --------
                                                                  21,493
COMPUTERS AND COMPUTER SOFTWARE (8.7%)
*Cisco Systems Inc. ............................   150,000         7,219
Intel Corporation...............................   100,000        13,912
*Microsoft Corporation..........................   150,000        13,753
*Sterling Commerce, Inc. .......................   175,000         5,075
                                                                --------
                                                                  39,959
CONSUMER-RELATED (10.3%)
*CUC International Inc. ........................   450,000        10,125
Gillette Company................................   200,000        14,525
*Kohl's Corporation.............................   220,000         9,322
The Procter & Gamble Co. .......................   120,000        13,800
                                                                --------
                                                                  47,772
DISTRIBUTION-RETAIL (2.3%)
The Home Depot, Inc. ...........................   200,000        10,700

ELECTRICAL EQUIPMENT (5.0%)
General Electric Company........................   140,000        13,895
*Thermo Electron Corp. .........................   300,000         9,263
                                                                --------
                                                                  23,158
ENERGY (4.2%)
*Renaissance Energy Ltd. .......................   300,000         8,546
Schlumberger Ltd. ..............................   100,000        10,725
                                                                --------
                                                                  19,271
FINANCIAL SERVICES (5.0%)
Federal National Mortgage Association...........   370,000        13,366
MBNA Corp. .....................................   350,000         9,756
                                                                --------
                                                                  23,122

SR&F Growth Stock Portfolio CONTINUED
------------------------------------------------------------------------
                                                    Number        Market
                                                  of Shares        Value
------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO (5.4%)
The Coca-Cola Company...........................   270,000        15,086
Philip Morris Companies Inc.....................    85,000         9,701
                                                                --------
                                                                  24,787
HEALTH CARE (4.7%)
Johnson & Johnson...............................   230,000        12,161
United Healthcare Corporation...................   200,000         9,525
                                                                --------
                                                                  21,686

HOTELS (4.7%)
*HFS Incorporated...............................   250,000        14,719
*Sun International Hotels Ltd. .................   200,000         7,000
                                                                --------
                                                                  21,719

INSURANCE (5.7%)
American International Group, Inc. .............   100,000      $ 11,737
Travelers Group, Inc. ..........................   300,000        14,362
                                                                --------
                                                                  26,099
LEISURE & ENTERTAINMENT (2.1%)
The Walt Disney Company.........................   135,000         9,855

MEDICAL SUPPLIES (3.9%)
Baxter International Inc. ......................   200,000         8,625
Medtronic, Inc. ................................   150,000         9,337
                                                                --------
                                                                  17,962
PHARMACEUTICAL (6.9%)  .........................   150,000        12,338
Merck and Company, Inc..........................   150,000        12,638
SmithKline Beecham Plc .........................   100,000         7,000
                                                                --------
                                                                  31,976
RESTAURANTS (1.8%)
McDonald's Corporation. ........................   175,000         8,269

RUBBER, PLASTIC & RELATED (2.2%)
Illinois Tool Works Inc.........................   125,000        10,203

TECHNOLOGY SERVICES (1.6%)
*Tellabs Inc. ..................................   200,000         7,225

SR&F Growth Stock Portfolio CONTINUED
------------------------------------------------------------------------
                                                    Number        Market
                                                  of Shares        Value
------------------------------------------------------------------------

TELECOMMUNICATIONS (10.6%)
*Airtouch Communications........................   200,000         4,600
LM Ericsson Telecommunications ADRs Class B.....   375,000        12,680
Lucent Technologies, Inc. ......................   150,000         7,913
Motorola, Inc. .................................   250,000        15,094
*WorldCom, Inc. ................................   400,000         8,800
                                                                --------
                                                                  49,087
                                                                --------
Total Common Stocks (Cost $272,158)...............               434,388
------------------------------------------------------------------------

                                                               Principal
                                                                  Amount
------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (6.9%)
COMMERCIAL PAPER (6.9%)
UBS Finance 6.750% 4/01/97......................  $ 20,335        20,335
Windmill Funding 5.400% 4/01/97.................    11,500        11,500
                                                                --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $31,835)........................                  31,835
------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
(Cost $303,993).................................                 466,223
OTHER ASSETS, LESS LIABILITIES (-1.0%)..........                 (4,699)
                                                                --------
TOTAL NET ASSETS (100.0%).......................                $461,524
                                                                ========
------------------------------------------------------------------------
*Non-income producing.

See accompanying notes to financial statements.

SR&F Special Portfolio
------------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                   Number         Market
COMMON STOCKS (94.7%)                            of Shares         Value
------------------------------------------------------------------------
ADVERTISING (2.1%)
The Interpublic Group of Companies Inc. ........   425,000      $ 22,419

AUTOMOTIVE (1.7%)
Superior Industries International, Inc. ........   801,000        18,123

BANKS (3.2%)
Golden West Financial Corporation...............   380,000        23,845
Washington Mutual, Inc. ........................   200,000         9,662
                                                                --------
                                                                  33,507
BROADCASTING (3.5%)
*Cox Communications.............................   500,000        10,313
Grupo Radio Centro, S.A. de C.V. ADSs...........   474,800         4,095
*Scandinavian Broadcasting System S.A. .........   460,000         8,280
Westinghouse Electric Corp. ....................   800,000        14,200
                                                                --------
                                                                  36,888
BUSINESS SERVICES (2.7%)
*Interim Services Inc. .........................   475,000        18,466
Unitog Company..................................   488,850         9,960
                                                                --------
                                                                  28,426
CONSUMER-RELATED (1.7%)
Newell Company..................................   535,000        17,923

DRUGS (2.5%)
Novartis AG.....................................    21,000        26,035

ELECTRICAL EQUIPMENT (3.1%)
*Littelfuse, Inc.
   Common.......................................   475,000        21,969
   Warrants.....................................   273,600        10,191
                                                                --------
                                                                  32,160
ELECTRONICS & INSTRUMENTATION (5.9%)
AVX Corporation.................................   718,400        14,997
*Kent Electronics Corp. ........................ 1,000,000        23,000
Molex Inc. Class A..............................   688,827        24,109
                                                                --------
                                                                  62,106

SR&F Special Portfolio CONTINUED
-----------------------------------------------------------------------
                                                   Number         Market
                                                 of Shares         Value
------------------------------------------------------------------------
ENERGY & RELATED SERVICES (6.5%)
Cross Timbers Oil Company........................1,494,150        23,346
*Renaissance Energy Ltd. .......................   985,000        28,058
*Petroleum Geo-Services ASA ADRs................   400,000        17,200
                                                                --------
                                                                  68,604
FINANCIAL SERVICES (5.0%)
American Express Co. ...........................   385,000        23,052
Household International Inc. ...................   340,000        29,282
                                                                --------
                                                                  52,334
HEALTH SERVICES AND EQUIPMENT (16.6%)
*Boston Scientific Corporation..................   623,000        38,470
Cardinal Health Inc. ...........................   475,000        25,828
*Healthcare Compare Corp. ......................   450,000        18,281
Invacare Corp. .................................   923,550        21,703
*Lincare Holdings Inc. .........................   550,000        22,688

HEALTH SERVICES AND EQUIPMENT (CONTINUED)
Medtronic, Inc. ................................    94,400       $ 5,876
*Steris Corporation.............................   300,000         7,313
*Stryker Corporation............................   749,600        18,646
*Sybron International Corporation...............   550,000        15,263
                                                                --------
                                                                 174,068
INDUSTRIAL PRODUCTS (2.1%)
Carlisle Corp. .................................   770,200        22,528

INSURANCE COMPANIES (8.1%)
National Mutual Asia Ltd. ......................21,450,000        22,422
The Progressive Corporation.....................   692,300        44,221
20th Century Industries......................... 1,042,700        18,247
                                                                --------
                                                                  84,890
LEISURE & ENTERTAINMENT (4.8%)
Carnival Corp. Class A..........................   500,000        18,500
Harley-Davidson, Inc. ..........................   937,000        31,741
                                                                --------
                                                                  50,241
MACHINERY - GENERAL INDUSTRY (0.2%)
Robbins & Myers, Inc. ..........................   100,000         2,650

OFFICE PRODUCTS (1.6%)
Ikon Office Solutions Inc. .....................   494,000        16,549

PROPERTY (1.0%)
Beacon Properties Corporation...................   326,500        10,815

SR&F Special Portfolio CONTINUED
-----------------------------------------------------------------------
                                                   Number         Market
                                                 of Shares         Value
------------------------------------------------------------------------

RETAIL (8.7%)
*Borders Group Inc. ............................ 1,720,000        32,465
*Consolidated Stores Corp. .....................   475,000        16,744
*Proffitt's, Inc. ..............................   701,600        26,485
*Zale Corp. ....................................   837,200        15,384
                                                                --------
                                                                  91,078
SCHOOLS (0.5%)
*Devry Inc. ....................................   238,400         5,245

SECURITY (1.5%)
Pittston Brink's Group..........................   637,600        16,099

SPECIALTY CHEMICALS (6.8%)
*CIBA Specialty Chemicals AG....................    21,000         1,735
*Lydall, Inc. .................................. 1,029,000        20,837
Minerals Technology Corp. Class A...............   624,200        20,755
OM Group, Inc. ................................. 1,009,500        28,392
                                                                --------
                                                                  71,719
TEXTILES & APPAREL (2.3%)
Unifi, Inc. ....................................   778,475        23,743

TELECOMMUNICATIONS (2.6%)
*AirTouch Communications, Inc...................   874,500        20,113
*PriCellular Corporation........................   875,000         7,219
                                                                --------
                                                                  27,332
                                                                --------
TOTAL COMMON STOCKS
(Cost $673,008).................................                $995,482
------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (5.3%)
COMMERCIAL PAPER (5.3%)
Price/Costco 7.100% 4/01/97.....................  $ 50,000   $    50,000
Source One Mortgage 7.100% 4/01/97..............     5,110         5,110
UBS Finance 6.750% 4/01/97......................       860           860
                                                              ----------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $55,970)........................                  55,970
------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(Cost $728,978).................................               1,051,452
OTHER ASSETS, LESS LIABILITIES (0.0%)...........                     344
                                                              ----------
TOTAL NET ASSETS (100.0%).......................             $ 1,051,796
                                                              ==========
------------------------------------------------------------------------
*Non-income producing.

See accompanying notes to financial statements.

SR&F Special Venture Portfolio
------------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                    Number        Market
COMMON STOCKS (94.3%)                              of Shares      Value
------------------------------------------------------------------------
AUTOMOTIVE ACCESSORIES (2.0%)
Superior Industries International, Inc. ........   147,000       $ 3,326

BROADCAST/MEDIA (8.9%)
*Central European Media Enterprises Ltd.........   169,900         5,649
Hollinger International, Inc. ..................   290,000         2,646
*Metro Networks, Inc. ..........................   200,100         4,602
*United Video Satelite Group, Inc. .............   115,000         1,926
                                                                 -------
                                                                  14,823
BUSINESS SERVICES (10.6%)
*Alternative Resources Corporation..............   240,300         3,635
*Covance, Inc. .................................   209,400         3,377
Danka Business Systems Plc ADRs.................    51,000         1,603
G & K Services, Inc. Class A....................   141,000         4,230
*Interim Services, Inc. ........................   121,100         4,708
                                                                --------
                                                                  17,553
COMPUTERS AND COMPUTER SOFTWARE (1.9%)
*Dr. Solomon's Group Plc ADRs...................   105,600         2,323
*Storm Technology, Inc. ........................   203,600           840
                                                                --------
                                                                   3,163
COMPUTER SERVICES (5.8%)
*Fiserv, Inc. ..................................   142,400         5,304
*Microware Systems Corporation..................   135,300           862
*Zebra Technologies Corporation.................   154,000         3,542
                                                                --------
                                                                   9,708

CONSUMER ELECTRONICS/APPLIANCES (1.6%)
*Helen of Troy Ltd. ............................   110,700         2,629

DRUGS (0.8%)
*Ligand Pharmaceuticals.........................   120,000         1,350

EDUCATIONAL SERVICES (1.9%)
*Firearms Training Systems, Inc. ...............   245,500         3,069

ELECTRICAL EQUIPMENT (7.5%)
AVX Corporation.................................   219,000         4,572
*Ballantyne of Omaha, Inc. .....................   225,000         3,459
*Kent Electronics Corp. ........................   142,200         3,271
*Littelfuse, Inc. Warrants......................    30,000         1,118
                                                                --------
                                                                  12,420

SR&F Special Venture Portfolio CONTINUED
------------------------------------------------------------------------
                                                  Number          Market
                                                 of Shares         Value
------------------------------------------------------------------------

ELECTRONIC COMPONENTS (1.9%)
*Zytec Corporation..............................   297,900         3,128

EQUIPMENT RENTAL & LEASING (2.1%)
*U.S. Rentals, Inc. ............................   190,600         3,455

FABRICATED METAL PRODUCTS (1.0%)
Quanex Corporation..............................    64,400         1,618

FOOD DISTRIBUTOR (1.8%)
Richfood Holdings, Inc. ........................   160,000       $ 3,000

HEALTH SERVICES & EQUIPMENT (8.1%)
*Urologix, Inc. ................................   134,800         2,292
Invacare Corp. .................................   108,100         2,540
Stryker Corp. ..................................    90,100         2,241
*Uroquest Medical Corporation...................   170,000         1,169
*Xomed Surgical Products Inc. ..................   318,600         5,257
                                                                --------
                                                                  13,499
INSURANCE (7.9%)
Meadowbrook Insurance Group, Inc. ..............   202,300         4,628
Mutual Risk Management Ltd. ....................   100,433         3,641
20th Century Industries.........................   278,100         4,867
                                                                --------
                                                                  13,136
OIL/GAS (6.5%)
*Barrett Resources Corp. .......................   112,500         3,361
*Renaissance Energy Ltd. .......................    52,400         1,493
Cross Timbers Oil Company.......................   227,700         3,558
Devon Energy Corporation........................    81,200         2,436
                                                                --------
                                                                  10,848
OPTICAL SUPPLIES (2.1%)
*Sola International, Inc. ......................   153,700         3,554
REAL ESTATE (10.6%)
Beacon Properties Corporation...................   132,200         4,379
*CB Commercial Real Estate Services Group, Inc.    191,000         4,536
Reckson Associates Realty Corporation...........   104,900         4,838
Spieker Properties, Inc. .......................   100,000         3,900
                                                                --------
                                                                  17,653
RETAIL (3.3%)
*Garden Botanika, Inc. .........................   257,400         1,770
*Proffitt's Inc. ...............................    29,800         1,125
*Video Update, Inc. ............................   520,200         2,633
                                                                --------
                                                                   5,528

SR&F Special Venture Portfolio CONTINUED
------------------------------------------------------------------------
                                                  Number          Market
                                                 of Shares         Value
------------------------------------------------------------------------
SPECIALTY CHEMICALS (2.9%)
ChemFirst Inc. .................................   164,300         3,491
*CFC International, Inc. .......................   113,200         1,330
                                                                --------
                                                                   4,821
TELECOMMUNICATIONS (1.7%)
*Western Wireless Corporation...................   232,000         2,900

WHOLESALE DISTRIBUTION (3.4%)
*AmeriSource Distribution Corp. ................   105,400         4,611
*Henry Schein, Inc. ............................    35,000         1,015
                                                                --------
                                                                   5,626
                                                                --------
TOTAL COMMON STOCKS (Cost $155,747).............                 156,807
------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (9.1%)
COMMERCIAL PAPER (9.1%)
UBS Finance 6.750% 4/01/97......................   $ 7,625       $ 7,625
Windmill Funding 5.400% 4/01/97.................     7,500         7,500
                                                                --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $15,125)........................                  15,125
------------------------------------------------------------------------
TOTAL INVESTMENTS (103.4%)
(Cost $170,872).................................                 171,932
OTHER ASSETS, LESS LIABILITIES (-3.4%)..........                 (5,618)
                                                                --------
TOTAL NET ASSETS (100.0%).......................                $166,314
                                                                ========
------------------------------------------------------------------------
* Non-income producing.

See accompanying notes to financial statements.

Balance Sheets
March 31, 1997
(All amounts in thousands, except per-share amount)
(Unaudited)
                                            Advisor              Advisor
                                             Growth    Advisor   Special
                                              Stock    Special   Venture
                                               Fund       Fund      Fund
                                           --------   --------  --------
Assets
Investment in Portfolio, at value          $     88   $     91  $  .  91
Cash and other assets                            24         24        24
                                           --------   --------  --------
   Total Assets                            $    112   $    115  $     11
                                           ========   ========  ========
Liabilities
Other liabilities                          $     23   $     23  $     23
                                           --------   --------  --------
   Total Liabilities                             23         23        23
                                           --------   --------  --------
Capital
Paid-in capital                                  100       100       100
Net unrealized depreciation of  investments       (5)       --        (1)
Accumulated undistributed net realized
   losses on investments and foreign
   currency transactions                          (6)       (8)       (7)
                                           --------   --------  --------

   Total Capital (Net Assets)                     89        92        92
   Total Liabilities and Capital            $    112  $    115  $     11
                                            ========  ========  ========

Shares Outstanding (Unlimited Number
   Authorized)                                   10         10        10
                                           ========   ========  ========

Net Asset Value (Capital) Per Share        $   8.90   $   9.20  $   9.20
                                           ========   ========  ========

See notes to financial statements.

<PAGE 12>

Statements of Operations
For the Period Ended March 31, 1997 (a)
(All amounts in thousands)
(Unaudited)

                                    Advisor                      Advisor
                                     Growth       Advisor        Special
                                      Stock       Special        Venture
                                       Fund          Fund           Fund
                                    -------       -------        -------
Expenses
Amortization of organization
   expenses                         $     4       $     4        $     4
Accounting fees                           3             3              3
Audit and legal fees                      2             2              2
Other                                     1             1              1
                                    -------       -------        -------
                                         10            10             10
Reimbursement of expenses
   by investment adviser                (10)          (10)           (10)
                                    -------       -------        -------
     Total Expenses                      --            --             --
                                    -------       -------        -------
     Net Investment Income               --            --             --
                                    -------       -------        -------

Realized and Unrealized Losses on Investments
Net realized losses on
   investments allocated from
   Portfolio                             (6)          (6)            (7)
Net realized losses on
   foreign currency trans-
   actions allocated from
   Portfolio                             --           --             --
Net change in unrealized appreciation
   or depreciation of investments        (5)          --            (1)
                                    -------      -------        -------
     Net Losses on Investments          (11)          (8)           (8)
                                   -------       -------        -------
Net Decrease in Net Assets Resulting
     from Operations               $    (11)    $     (8)       $   (8)
                                   ========     ========        =======

(a) The Fund commenced operations on February 14, 1997.

See notes to financial statements.

<PAGE 13>

Statements of Changes in Net Assets
For the Period Ended March 31, 1997 (a)
(All amounts in thousands)
(Unaudited)

                                         Advisor                 Advisor
                                          Growth     Advisor     Special
                                           Stock     Special     Venture
                                            Fund        Fund        Fund
                                         -------     -------     -------
Operations
Net investment income                    $    --     $    --     $    --
Net realized losses on investments
   and foreign currency transactions          (6)         (8)         (7)
Net change in unrealized appreciation
   or depreciation of investments             (5)         --          (1)
                                         -------     -------     -------
     Net Decrease in Net Assets
        Resulting from Operations            (11)         (8)         (8)
                                         -------     -------     -------

Share Transactions
Subscriptions to fund shares                 100         100         100
                                         -------     -------     -------
     Net Increase from Share Transactions    100         100         100
                                         -------     -------     -------
     Net Increase in Net Assets               89          92          92

Total Net Assets
Beginning of Period                           --          --          --
                                         -------     -------     -------
End of Period                            $    89     $    92     $    92
                                         =======     =======     =======

Analysis of Changes in Shares of Beneficial
   Interest
Subscriptions to fund shares                  10          10          10
                                         -------     -------     -------
Net increase in fund shares                   10          10          10
Shares outstanding at beginning of period     --          --          --
                                         -------     -------     -------
Shares outstanding at end of period           10          10          10
                                         =======     =======     =======

(a) The Fund commenced operations on February 14, 1997.

See accompanying notes to financial statements.

<PAGE 14>

SR&F Growth Stock Portfolio
------------------------------------------------------------------------
Balance Sheet
(All amounts in thousands)
(Unaudited)
                                                               MARCH 31,
                                                                    1997
                                                               ---------
ASSETS
Investments, at market value....................                $466,223
Dividends receivable............................                     467
Cash............................................                       2
                                                              ----------
   Total Assets.................................                $466,692
                                                              ==========

LIABILITIES
Payable for investments purchased...............              $    4,905
Payable to investment adviser...................                     263
                                                              ----------
   Total Liabilities............................                   5,168
                                                              ----------
Net Assets Applicable to Investors' Beneficial Interest         $461,524
                                                              ==========

See accompanying notes to financial statements.

<PAGE 15>

SR&F Growth Stock Portfolio
------------------------------------------------------------------------
Statement of Operations
(All amounts in thousands)
(Unaudited)
                                                                  PERIOD
                                                                   ENDED
                                                               MARCH 31,
                                                                1997 (A)
                                                               ---------
INVESTMENT INCOME
Dividends.......................................                $    622
Interest........................................                     264
                                                              ----------
   Total Investment Income......................                     886
                                                              ----------
EXPENSES
Management fees.................................                     466
Accounting fees.................................                       6
Trustees' fees..................................                       4
Audit and legal fees............................                       3
Custodian fees..................................                       2
Transfer agent fees.............................                       1
Other...........................................                      16
                                                                --------
   Total Expenses...............................                     498
                                                              ----------
Net Investment Income...........................                     388
                                                              ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments ..............                   6,988
Net change in unrealized appreciation or depreciation
   of investments ..............................                 (49,574)
                                                              ----------
   Net Losses on Investments ...................                 (42,586)
                                                              ----------
Net Decrease in Net Assets Resulting from Operations            $(42,198)
                                                                ========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Growth Stock Portfolio
------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                                  PERIOD
                                                                   ENDED
                                                               MARCH 31,
                                                                1997 (A)
                                                               ---------
OPERATIONS
Net investment income...........................                $    388
Net realized gains on investments...............                   6,988
Net change in unrealized appreciation or
   depreciation of investments                                   (49,574)
                                                              ----------
Net Decrease in Net Assets Resulting from Operations             (42,198)
                                                              ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions...................................                 524,541
Withdrawals. ....................................                (20,819)
                                                              ----------
   Net Increase from Transactions in Investors'
     Beneficial Interest                                         503,722
                                                              ----------
   Net Increase in Net Assets...................                 461,524

TOTAL NET ASSETS
Beginning of Period.............................                      --
                                                              ----------
End of Period...................................                $461,524
                                                              ==========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Special Portfolio
------------------------------------------------------------------------
Balance Sheet
(All amounts in thousands)
(Unaudited)
                                                                MARCH 31,
                                                                    1997
                                                               ---------
ASSETS
Investments, at market value....................              $1,051,452
Receivable for investments sold and forward contracts             28,965
Dividends receivable............................                     248
Cash............................................                       4
Interest receivable.............................                       1
                                                            ------------
   Total Assets.................................              $1,080,670
                                                            ============

LIABILITIES
Payable for investments sold and forward contracts            $   28,222
Payable to investment adviser...................                     652
                                                            ------------
   Total Liabilities............................                  28,874
                                                            ------------
Net Assets Applicable to Investors' Beneficial Interest       $1,051,796
                                                            ============

See accompanying notes to financial statements.

SR&F Special Portfolio
------------------------------------------------------------------------
Statement of Operations
(All amounts in thousands)
(Unaudited)
                                                                  PERIOD
                                                                   ENDED
                                                               MARCH 31,
                                                                1997 (A)
                                                               ---------
INVESTMENT INCOME
Dividends.......................................                $  1,271
Interest........................................                     574
                                                              ----------
   Total Investment Income......................                   1,845
                                                              ----------

EXPENSES
Management fees.................................                   1,153
Accounting fees.................................                       9
Trustees' fees..................................                       7
Audit and legal fees............................                       3
Custodian fees..................................                       2
Transfer agent fees.............................                       1
Other...........................................                      49
                                                              ----------
   Total Expenses...............................                   1,224
                                                              ----------
Net Investment Income...........................                     621
                                                              ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
Net realized gains on investments ..............                  10,687
Net change in unrealized appreciation or depreciation
   of investments and foreign currency transactions              (85,583)
                                                              ----------
   Net Losses on Investments and Foreign Currency Transactions   (74,896)
                                                              ----------
Net Decrease in Net Assets Resulting from Operations            $(74,275)
                                                                ========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

<PAGE 19>

SR&F Special Portfolio
------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                                  PERIOD
                                                                   ENDED
                                                               MARCH 31,
                                                                1997 (A)
                                                               ---------
OPERATIONS
Net investment income...........................              $      621
Net realized gains on investments and futures contracts           10,687
Net change in unrealized appreciation or depreciation
   of investments and futures contracts.............             (85,583)
                                                            ------------
Net Decrease in Net Assets Resulting from Operations             (74,275)
                                                            ------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions...................................               1,167,598
Withdrawals.....................................                 (41,527)
                                                            ------------
   Net Increase from Transactions in Investors'
      Beneficial Interest                                      1,126,071
                                                            ------------
   Net Increase in Net Assets...................               1,051,796
TOTAL NET ASSETS
Beginning of Period.............................                      --
                                                            ------------
End of Period...................................              $1,051,796
                                                            ============

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Special Venture Portfolio
------------------------------------------------------------------------
Balance Sheet
(All amounts in thousands)
(Unaudited)
                                                               MARCH 31,
                                                                    1997
                                                               ---------
ASSETS
Investments, at market value....................                $171,932
Dividends receivable............................                     158
Cash............................................                       3
                                                              ----------
   Total Assets.................................                $172,093
                                                               ==========

LIABILITIES
Payable for investments purchased...............              $    5,671
Payable to investment adviser...................                     108
                                                              ----------
   Total Liabilities............................                   5,779
                                                              ----------
Net Assets Applicable to Investors' Beneficial Interest         $166,314
                                                              ==========

See accompanying notes to financial statements.

SR&F Special Venture Portfolio
------------------------------------------------------------------------
Statement of Operations
(All amounts in thousands)
(Unaudited)
                                                                  PERIOD
                                                                   ENDED
                                                               MARCH 31,
                                                                1997 (A)
                                                               ---------
INVESTMENT INCOME
Dividends.......................................                $    271
Interest........................................                     142
                                                               ---------
   Total Investment Income......................                     413
                                                               ---------

EXPENSES
Management fees.................................                     200
Accounting fees.................................                       4
Trustees' fees..................................                       3
Audit and legal fees............................                       2
Custodian fees..................................                       2
Transfer agent fees.............................                       1
                                                               ---------
   Total Expenses...............................                     212
                                                               ---------
Net Investment Income...........................                     201
                                                               ---------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized losses on investments .............                    (855)
Net change in unrealized appreciation or depreciation of
   investments and foreign currency transactions                 (14,273)
                                                               ---------
   Net Losses on Investments....................                 (15,128)
                                                               ---------
Net Decrease in Net Assets Resulting from Operations            $(14,927)
                                                                ========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Special Venture Portfolio
------------------------------------------------------------------------
Statement of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                                  PERIOD
                                                                   ENDED
                                                               MARCH 31,
                                                                1997 (A)
                                                               ---------
OPERATIONS
Net investment income...........................                $    201
Net realized gains on investments...............                    (855)
Net change in unrealized appreciation or depreciation
   of investments...............................                 (14,273)
                                                              ----------
Net Decrease in Net Assets Resulting from Operations             (14,927)
                                                              ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions...................................                 186,411
Withdrawals.....................................                  (5,170)
                                                              ----------
   Net Increase from Transactions in Investors'
      Beneficial Interest                                        181,241
                                                              ----------
   Net Increase in Net Assets...................                 166,314
TOTAL NET ASSETS
Beginning of Period.............................                      --
                                                              ----------
End of Period...................................                $166,314
                                                              ==========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

Notes to Financial Statements

Note 1. Organization of the Portfolios

SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio (the "Portfolios") are separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolios. The Portfolios commenced operations February 3, 1997. At commencement, Stein Roe Growth Stock Fund, Special Fund and Special Venture Fund contributed $474,071, $1,096,221 and $160,983 in securities and other assets, respectively, to their respective portfolios. At February 14, 1997, Stein Roe Advisor Growth Stock Fund, Advisor Special Fund and Advisor Special Venture Fund each contributed cash of $100 to their respective Portfolios.

The Portfolios allocate net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At March 31, 1997, Growth Stock Fund and Advisor Growth Stock Fund owned
99.98 percent and .02 percent,respectively, of the SR&F Growth Stock Portfolio, Special Fund and Advisor Special Fund owned 99.99 percent and
 .01 percent, respectively, of SR&F Special Portfolio, and Special Venture Fund and Advisor Special Venture Fund owned 99.94 percent and .06 percent, respectively, of SR&F Special Venture Portfolio.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Advisor Growth Stock Fund, Stein Roe Advisor Special Fund, and Stein Roe Advisor Special Venture Fund (the "Funds"), each a series of the Stein Roe Investment Trust (a Massachusetts business trust) and the SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio (the "Portfolios"), each a series of the SR&F Base Trust (a Massachusetts common law trust). The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations
All securities are valued as of March 31, 1997. Securities are valued, depending on the security involved, at the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for

Notes Continued

such security. Other assets and securities of the Funds and Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

Federal Income Taxes
No provision is made for federal income taxes since each Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains.

Distributions to Shareholders
Dividends from net investment income and capital gains, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any permanent differences are reclassified to paid-in capital.

Other Information
The books and records of the Funds and Portfolios are maintained in U.S. dollars. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Realized gains or losses from sales of securities are determined on the specific identified cost basis.

All amounts, except per-share amounts, are shown in thousands.

Note 3. Trustees' Fees and Transactions with Affiliates

The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.

The management fee for SR&F Growth Stock Portfolio is computed at an annual rate of .60 of 1 percent of average

Notes Continued

daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The management fee for SR&F Special Portfolio is computed at an annual rate of .75 of 1 percent of average daily net assets up to $500 million, .70 of 1 percent of the next $500 million, .65 of 1 percent of the next $500 million, and .60 of 1 percent thereafter. The management fee for SR&F Special Venture Portfolio is .90 of 1 percent of average daily net assets. The administrative fees for Advisor Growth Stock Fund, and Advisor Special Fund are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter. The administrative fees for Advisor Special Venture Fund are .15 of 1 percent of average daily net assets.

The administrative agreement provides that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. The Adviser currently limits expenses for Advisor Growth Stock Fund, Advisor Special Fund and Advisor Special Venture Fund to 1.35 percent, 1.45 percent, and 1.50 percent of average daily net assets, respectively.

The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Funds.

The Adviser also provides certain fund accounting services. For the period ended March 31,1997, Advisor Growth Stock Fund, Advisor Special Fund, Advisor Special Venture Fund, SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio incurred charges of $3, $3, $3, $6 , $9 and $4, respectively.

Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for SR&F Growth Stock Portfolio, SR&F Special Portfolio and SR&F Special Venture Portfolio for the period ended March 31, 1997, was $4, $7 and $3, respectively. No remuneration was paid to any other trustee or officer of the Trusts.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had borrowings during the period ended March 31, 1997.

Note 5. Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1997, were:

Portfolio                          Purchases               Sales
SR&F Growth Stock Portfolio          $35,975             $33,072
SR&F Special Portfolio                35,536              47,534
SR&F Special Venture Portfolio        40,999              23,685

Notes Continued

At March 31, 1997, unrealized appreciation and depreciation on a tax basis and the cost of investments for federal income tax purposes and for financial reporting purposes were as follows:

                                                      Cost of Investments
                                                                  Federal
                                                Net      Financial Income
Portfolio      Appreciation  Depreciation  Appreciation  Reporting  Tax
-------------- ------------  ------------  ------------  ---------  -----
SR&F Growth
 Stock Portfolio $168,570      $6,340      $162,230    $303,993  $303,993
SR&F Special
  Portfolio       338,826      17,869       320,957     728,978   730,495
SR&F Special
 Venture
 Portfolio        13,246       12,200        1,046      170,872   170,886

Note 6.  Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

Annual fees under the Plans of up to .25 percent are computed annually as a percentage of average daily net assets.

Stein Roe Advisor Growth Stock Fund
Financial Highlights

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.

                                                                  Period
                                                                   Ended
                                                               March 31,
                                                                1997 (a)
                                                               ---------
Net Asset Value, Beginning of Period                              $10.00
Income From Investment Operations
  Net realized and unrealized losses on investments                (1.11)
                                                               ---------
      Total from investment operations                             (1.11)
                                                               ---------

Net Asset Value, End of Period                                     $8.89
                                                               =========
Ratio of net expenses to average net assets (b)                   1.35%*
Ratio of net investment income to average net assets (c)         -0.21%*
Total return                                                     -11.00%
Net assets, end of period                                   $         89

* Annualized
(a) The Fund commenced operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 88.51 percent for the period ended March 31, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

Stein Roe Advisor Special Fund
Financial Highlights

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                  Period
                                                                  Ended
                                                               March 31,
                                                                1997 (a)
                                                               ---------
Net Asset Value, Beginning of Period                              $10.00
                                                               ---------
Income From Investment Operations
  Net realized and unrealized losses on investments               (0.80)
                                                               ---------
      Total from investment operations                            (0.80)
                                                               ---------
Net Asset Value, End of Period                                     $9.20
                                                               =========
Ratio of net expenses to average net assets (b)                   1.45%*
Ratio of net investment income to average net assets             -0.34%*
Total return                                                      -8.00%
Net assets, end of period                                   $         92

* Annualized
(a) The Fund commenced operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 87.18 percent for the period ended March 31, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

Stein Roe Advisor Special Venture Fund
Financial Highlights

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                  Period
                                                                   Ended
                                                               March 31,
                                                                1997 (a)
                                                               ---------
Net Asset Value, Beginning of Period                              $10.00
                                                               ---------
Income From Investment Operations
  Net realized and unrealized losses on investments               (0.80)
                                                               ---------
      Total from investment operations                            (0.80)
                                                               ---------
Net Asset Value, End of Period                                     $9.20
                                                               =========
Ratio of net expenses to average net assets (b)                   1.50%*
Ratio of net investment income to average net assets             -0.12%*
Total return                                                      -8.00%
Net assets, end of period                                   $         92

* Annualized
(a) The Fund commenced operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 87.15 percent for the period ended March 31, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

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SR&F Growth Stock Portfolio
Financial Highlights
                                                                  PERIOD
                                                                   ENDED
                                                               MARCH 31,
                                                                1997 (A)
                                                               ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets              0.50%*
Ratio of net expenses to average net assets.....                  0.64%*
Portfolio turnover rate.........................                      7%
Average commissions (per share).................                $ 0.0588

*Annualized

(a) The Portfolio commenced operations on February 3, 1997.

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SR&F Special Portfolio
Financial Highlights
                                                                  PERIOD
                                                                   ENDED
                                                               MARCH 31,
                                                                1997 (A)
                                                               ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets              0.36%*
Ratio of net expenses to average net assets.....                  0.71%*
Portfolio turnover rate.........................                      3%
Average commissions (per share).................                $ 0.0381

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.

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SR&F Special Venture Portfolio
Financial Highlights
                                                                  PERIOD
                                                                   ENDED
                                                               MARCH 31,
                                                                1997 (A)
                                                               ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets              0.75%*
Ratio of net expenses to average net assets.....                  0.79%*
Portfolio turnover rate.........................                     15%
Average commissions (per share).................                $ 0.0374

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.